TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY NY

An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued by Transamerica Financial Life Insurance Company

This prospectus includes important information about the Transamerica Structured Index Advantage® Annuity NY (the “Policy”), which you can use to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis.

This prospectus describes all material terms of the Policy. The Policy is a complex investment and involves risks, including potential loss of principal. You should not buy this Policy if you are not willing to assume its investment risks. You should carefully read this prospectus and speak with your financial professional about whether the Policy is appropriate for you. You should also consult with a tax professional.

The Policy allows you to allocate your premium payments and earnings (if any) among the Policy’s available investment options, which currently include several index-linked investment options (“Index Account Options”) and a fixed interest option (“Fixed Account Option”).

•	Index Account Options. Each Index Account Option is tied (or linked) to the performance of a specific market index (an “Index”) for a defined number of years (a “Crediting Period”).

Each available Index Account Option has a Buffer downside feature that provides limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period. Buffer Rates vary by Index Account Option. You assume the risk of loss for any Index losses that exceed the applicable Buffer Rate.

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At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, ranges from 80% to 90% depending on the Index Account Option you choose.

¡	An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

Each available Index Account Option also has a Cap upside feature used to calculate any positive Index rate of return that may be credited to your investment at the end of a Crediting Period. Cap Rates vary by Index Account Option and generally change from one Crediting Period to the next, subject to guaranteed minimums.

¡	We will limit the amount you can earn on an Index Account Option based on the Cap Rate that we declare for the Crediting Period.
¡	The lowest Cap Rate that may be established under the Policy is 3.0%.

•	Fixed Account Option. The Fixed Account Option guarantees principal and a rate of interest for a 1-year Crediting Period.

See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY for additional information about the Index Account Options and the Fixed Account Option.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00%) (subject to our right of Index substitution).

The Company reserves the right to stop offering all but one index option in the future. In this event, an investor will be limited to investing in only one index option with terms that may not be acceptable to that investor. If you choose to surrender your policy in this circumstance a surrender would result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences.

The Company reserves the right to stop offering all but one index option in the future. In this event, an investor will be limited to investing in only one index option with terms that may not be acceptable to that investor. If you choose to surrender your policy in this circumstance a surrender would result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences.

If you are not comfortable with the risk that we may not offer investment options in the future that are attractive to you based on your personal preferences, risk tolerances, or time horizon, or with the risk that we may offer only a single Index Account Option (with a Buffer Rate of 10%) in the future, this Policy is not appropriate for you.

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. A Surrender or withdrawal could result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., proportionate reductions to the death benefit and the Index Base(s) for your Index Account Option(s)).

In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.

Our financial obligations under the Policy are subject to our financial strength and claims-paying ability.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

The Policy permits systematic withdrawals from the Index options prior to the end of the term and such ongoing withdrawals and deductions could have adverse effects on values under the Policy. If You intend to elect such ongoing withdrawals or deductions, You should consult with a financial professional about the appropriateness of the Policy.

If you are a new investor in the Policy, you may cancel your Policy within 10 days (60 days for replacement Policies) of receiving it without paying fees or penalties, although an Interim Value adjustment will apply. Upon cancellation, you will receive the premiums paid (including all fees and charges), minus the net amount allocated to the Index Account(s), plus the value of the Index Account(s)on the date of cancellation. For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. You should review this prospectus or consult with your investment professional for additional information on the specific cancellation terms that apply.

This prospectus is not an offer to sell the securities, and it is not soliciting an offer to buy the securities, in any state where offers or sales are not permitted.

Prospectus Date: May 1, 2025

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK

CREDITING PERIOD	28

INDEX CHANGE	28

APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY	A-1

APPENDIX B - ADDITIONAL INDEX INFORMATION	B-1

GLOSSARY OF TERMS

Account – An Index Account, the Fixed Account, the Fixed Holding Account, or the Performance Lock Account.

Administrative Office – Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.

Allocation Account – An Index Account Option or the Fixed Account Option.

Allocation Anniversary – Each twelve-month anniversary of the Crediting Period start date of an Index Account Option. The number of Allocation Anniversaries is equal to the length of the Crediting Period in years.

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For a 1-year Crediting Period, there would be only one Allocation Anniversary. For example, if you begin a 1-year Crediting Period for an Index Account Option on January 1, 2025, the only Allocation Anniversary would be January 1, 2026.

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For a 2-year Crediting Period, there would be two Allocation Anniversaries. For example, if you begin a 2-year Crediting Period for an Index Account Option on January 1, 2025, the Allocation Anniversaries would be January 1 of 2026 and 2027.

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For a 6-year Crediting Period, there would be six Allocation Anniversaries. For example, if you begin a 6-year Crediting Period for an Index Account Option on January 1, 2025, the Allocation Anniversaries would be January 1 of 2026, 2027, 2028, 2029, 2030, and 2031.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Beneficiary (beneficiary) – A person designated to receive the death benefit.

Buffer – The Downside Protection Type for the available Index Account Options. If you select an Index Account Option, your investment will incur loss at the end of the Crediting Period for negative Index performance beyond the Buffer Rate. If the negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of that negative Index performance. For example, if you select an Index Account Option with a Buffer Rate of 10%, and at the end of the Crediting Period the Index Change is -5%, your Index Credit Rate would be 0% (i.e., no loss due to negative Index performance). If the Index Change were -15%, your Index Credit Rate would be -5% and you would incur loss.

Buffer Rate – A percentage used to calculate the Index Credit Rate for an Index Account Option when the Index Change is negative.

Business Day – Any day when the New York Stock Exchange is open for regular trading.

Cap – The Growth Opportunity Type for the available Index Account Options. If you select an Index Account,, you will participate in positive Index performance at the end of the Crediting Period up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 10%, and at the end of the Crediting Period the Index Change is 5%, your Index Credit Rate (i.e., your Index rate of return) would be +5%. If the Index Change were 15%, your Index Credit Rate would be limited to +10%.

Cap Rate – The percentage used to calculate the Index Credit Rate if the Index Change is positive.

Company (we, us, our) – Transamerica Financial Life Insurance Company.

Crediting Period – The duration of an Allocation Account’s investment term, expressed in years. The Crediting Period is also the period of time during which the performance of an Index Account Option is linked to the performance of an Index.

Death Benefit – Upon the death of the Annuitant or Owner during the accumulation phase, an amount payable equal to the Policy Value.

Default Option – Currently, the Fixed Account Option.

Downside Protection Type – A feature of an Index Account Option that provides limited protection from negative Index performance. (Buffer is the only Downside Protection Type that we are currently offering as part of the Index Account Options.)

Final Index Value – The Index Value for the final day of a Crediting Period.

Fixed Account – The fixed interest account supporting the Fixed Account Option and the Performance Lock Account.

Fixed Account Option – The fixed interest investment option under the Policy.

Fixed Holding Account – The interest-bearing account generally in which premium payments are held until allocated to an Allocation Account.

Good Order (good order) – The receipt by the Company, at our Administrative Office, of all information, documentation, instructions, and/or premium payment deemed necessary by the Company to issue the Policy or execute any transaction pursuant to the terms of the Policy.

Growth Opportunity Type – A feature of an Index Account Option that determines how and the extent to which an Index Account Option will participate in positive Index performance. (Cap is the only Growth Opportunity Types that we are currently offering as part of the Index Account Options.)

Index – The market index to which an Index Account Option may be linked.

Index Account / Index Account Option – An index-linked investment option under the Policy.

Index Account Option Value – The value of your investment in an Index Account Option at the end of a Crediting Period.

Index Base – The portion of the Policy Value allocated to an Index Account Option, less the sum of any reductions for withdrawals deducted from the Index Account Option since inception of a Crediting Period.

Index Change – The net percentage change in the Index Value between the first day of a Crediting Period and the last day of the Crediting Period.

Index Credit – A dollar amount of gain or loss reflected in your Index Account Option Value at the end of a Crediting Period. Index Credit may be positive, negative, or equal to zero.

Index Credit Rate – A percentage gain or loss used to calculate your Index Account Option Value at the end of a Crediting Period. The Index Credit Rate may be positive, negative, or equal to zero.

Index Value – The value of an Index at the end of a day. The Index Value at the end of a day is the closing value of the Index for that day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day. The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

Initial Index Value – The Index Value on the first day of a Crediting Period.

Interim Value – The value of an Index Account Option on any Business Day during the Crediting Period, except the first and last day of the Crediting Period, used to determine the amount available in the Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges. If you exercise Performance Lock, the “locked-in” gain or loss will be based on an Interim Value (less any applicable charges). The Interim Value for a Business Day is calculated at the end of that Business Day.

Interim Values could reflect significantly less gain or more loss than would be applied at the end of the Crediting Period. As such, there could be significantly less money available to you for a transaction that is processed based on an Interim Value. If a premium payment allocated to an Index Account Option is still within its six-year surrender charge period, then in addition to applicable surrender charges, your Interim Values may be lower than they would be if there wasn’t an ongoing surrender charge period depending on market conditions.

Interim Value Index Credit Rate – A percentage gain or loss used to calculate an Interim Value for an Index Account Option. The Interim Value Index Credit Rate may be positive, negative, or equal to zero. This may also be referred to as the “Interim Value adjustment.”

Owner (you, your) – The person who may exercise all rights and privileges under the Policy, including the Owner and any joint Owner.

Payee – The person to whom annuity payments will be made.

Performance Lock – Referred to as Interim Value Lock in the Policy. A feature that may be exercised for any Index Account Option on any Business Day between the first and last day of the Crediting Period. If you exercise the Performance Lock feature, your Interim Value as of the Performance Lock Date (less any applicable charges) will be “locked-in.” You will no longer participate in any Index performance (positive or negative) for that Index Account Option, and no Index Credit will be applied at the end of the Crediting Period for that Index Account Option.

You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

Performance Lock Account – An interest-bearing account to which your locked-in Interim Value (less any applicable charges) will be transferred upon exercising Performance Lock for an Index Account Option. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. The Performance Lock Account is part of our Fixed Account. If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one-year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock.

Performance Lock Date – If you exercise the Performance Lock feature for an Index Account Option, the date as of which your Interim Value for that Index Account Option (less applicable charges) is locked-in.

Policy – The Transamerica Structured Index Advantage® Annuity NY.

Policy Anniversary – The anniversary of the Policy Date for each year the Policy remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Policy Date – The date on which the Policy becomes effective.

Policy Quarter – Each three-month period beginning on the Policy Date.

Policy Value – The amount that represents the value of your investment in the Accounts.

Policy Year – The 12-month period following the Policy Date. The first Policy Year starts on the Policy Date. Each subsequent Policy Year starts on the Policy Anniversary.

Premium Payment (premium payment) – An amount paid to us by or on behalf of an Owner, as consideration for the benefits provided under the Policy.

Renewal Letter – We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock).

Separate Account – RILA Separate Account A NY.

Required Beginning Date – April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C)(iv). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6, Q&A-1, then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section  1.401(a)(9)-6, Q&A-10.

Surrender – A full withdrawal of cash value and termination of the Policy.

Withdrawal (withdrawal) – A withdrawal of cash value from the Policy that is less than a Surrender. Any withdrawal that you request includes: one-time withdrawals, automatic withdrawals under the systematic payout option, withdrawals taken to satisfy minimum required distributions under the Internal Revenue Code, withdrawals of the surrender charge-free amount (a surrender charge-free withdrawal), withdrawals under the Nursing Care and Terminal Condition Waiver.

Written Notice – Written notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

OVERVIEW OF THE POLICY

PURPOSE

The Transamerica Structured Index Advantage® Annuity NY is an individual flexible premium deferred index-linked annuity policy. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis, and you may choose to convert those accumulated funds into a stream of guaranteed income payments from us. The amount of money that you are able to accumulate under your Policy will depend upon the performance of the investment options you select, the fees and charges deducted from your Policy, and the actions that you take with respect to your Policy, such as whether and when you take withdrawals. The Policy also includes a death benefit to help you financially protect your designated beneficiaries.

The Policy is designed primarily for investors who expect to remain invested in an Allocation Account until the end of its Crediting Period and may be appropriate for you if you have a long investment time horizon. This Policy is not designed for people who expect to take early or frequent withdrawals based on their liquidity needs.

PHASES OF THE POLICY

The Policy, like all deferred annuity policies, has two phases: (1) an “accumulation phase” for retirement savings and (2) an “income phase” for a stream of income.

The Accumulation Phase

To help you accumulate assets during the accumulation phase, you can invest your premium payments in (and at certain times transfer Policy Value among) the Policy’s available Allocation Accounts. The available Allocation Accounts currently include several Index Account Options and a Fixed Account Option, which are summarized below. Additional information about each Allocation Account is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

Index Account Options. Each Index Account Option is linked to the performance of an Index for a Crediting Period. We are currently offering Index Account Options with a 1-year, 2-year, or 6-year Crediting Period. Not all Crediting Period lengths are available with all Index Account Options. We will apply an Index Credit (i.e., positive or negative interest) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the Index (i.e., the Index Change). You could lose a significant amount of money if the Index declines in value.

We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option provides a level of protection against a negative Index Change based on the applicable Downside Protection Type and associated rate. The only Downside Protection Type that we currently offer is Buffer, and each Index Account Option’s Buffer has an associated Buffer Rate. A Buffer provides only limited protection from a negative Index Change. A negative Index Change in excess of the Buffer Rate will result in loss, which could be significant. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Index Credit (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning you will experience a 15% loss.

•	An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

We may limit the positive Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option has a Growth Opportunity Type that may limit your positive Index returns. The only Growth Opportunity Type that we currently offer are Cap, which has an associated Cap Rate. This Growth Opportunity Type may limit positive Index returns in the following manner\:

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Cap – If you select an Index Account Option with Cap, you will participate in a positive Index Change up to the Cap Rate, but no positive Index Change beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 5%, and at the end of the Crediting Period the Index Change is 15%, your Index Credit Rate would be +5%, meaning you will experience a 5% gain.

The lowest Cap Rate that may be established under the Policy is 3.00%.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P

500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00%) (subject to our right of Index substitution).

Fixed Account Option. If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period.

The Income Phase

After your third Policy Anniversary (or earlier if required by state law), you may elect to annuitize your Policy, converting your accumulated assets into a stream of guaranteed income payments from us. This is the Policy’s income phase. The Policy includes multiple fixed income options from which you can select.

If you have not annuitized your Policy by the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law), your Policy will automatically enter the income phase. If you have not elected a fixed income option at that time, the fixed income option “Life with 10 Years Certain” will be selected for you unless we agree to another method of payment.

When your Policy enters the income phase, the accumulation phase ends. You cannot invest in any Allocation Accounts during the income phase, and you cannot withdraw money from your Policy during the income phase. The death benefit from the accumulation phase terminates at the beginning of the income phase, although certain fixed income options may provide for an amount payable upon death.

POLICY FEATURES

Performance Lock. On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value (less any applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless earlier withdrawn or annuitized. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day, and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. If you exercise Performance Lock, you will not participate in Index performance and you will not receive an Index Credit at the end of the Crediting Period. Performance Lock is irrevocable once exercised. You will not know the locked-in Interim Value upon exercising Performance Lock. If you lock-in a negative Interim Value adjustment, you will be locking-in a loss, which could be significant.

Access to Your Money. You may Surrender your Policy, or withdraw a portion of your Policy Value, at any time during the accumulation phase. However, a Surrender or withdrawal is subject to significant risk, including the following:

•	A Surrender or withdrawal may result in surrender charges, negative Interim Value adjustments, taxes, and tax penalties, as well as the deduction of Policy fees and charges.

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A withdrawal (or Policy fee or charge deducted) prior to the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base. The reduction may be greater than the amount withdrawn (or fee or charge deducted). The reduced Index Base will result in lower Interim Values for the remainder of the Crediting Period and less gain (if any) or more loss at the end of the Crediting Period. The negative impact to your Policy Value may be significant.

•	A withdrawal will reduce the death benefit, perhaps significantly.

•	Automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals.

•	Upon Surrender, your Policy and all of its benefits will terminate, including the death benefit.

You should consult with your financial professional about the risks associated with a Surrender or withdrawal.

Additional Premium Payments. You may make additional premium payments during the accumulation phase, subject to certain restrictions. An additional premium payment may be invested in one or more of the Allocation Accounts that are available for investment at that time.

Fixed Holding Account. Before an initial or additional premium payment is allocated to an Allocation Account, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day. Amounts held in the Fixed Holding Account are credited compound interest daily.

Tax Treatment. Earnings (if any) under your Policy are generally tax-deferred. Income taxes generally apply only upon making a Surrender or withdrawal, receiving a payment from us, or payment of the death benefit. Amounts withdrawn from the Policy may also be subject to a 10% additional tax, in addition to ordinary income taxes, if taken before age 59 1⁄2.

Death Benefit. The Policy has a Policy Value death benefit. Once your Policy is issued, your death benefit cannot be changed.

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Policy Value Death Benefit. The Policy includes a Policy Value death benefit for no additional charge. Upon the death of the Annuitant during the accumulation phase, the death benefit will equal the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges).

POLICY ADJUSTMENTS

You could lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of a Crediting Period. An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i)  a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option. An Interim Value adjustment may be positive, negative, or equal to zero. A negative Interim Value Adjustment will result in loss.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Surrender Charges. If you Surrender or withdraw money from the Policy during the first six years after your purchase the Policy or make an additional premium payment, you may be assessed a surrender charge of up to 8% (as a percentage of premium payments Surrendered or withdrawn). For example, if you were to make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are negative Interim Value adjustments, taxes, or tax penalties.

Interim Value Adjustments. If all or a portion of your Policy Value is removed from an Index Account Option before the end of its Crediting Period, an Interim Value adjustment will apply, which may be negative. In extreme circumstances, it is possible to lose up to 100% of your investment in an Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). For example, if you allocated $100,000 to an Index Account Option with 2-year Crediting Period and make a withdrawal before the 2 years have ended, you could lose up to $100,000 due to a negative Interim Value adjustment. This loss will be greater if you also have to pay surrender charges, taxes, or tax penalties.

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature.

FEE TABLE EXPENSES AND ADJUSTMENTS – SURRENDER CHARGES INTERIM VALUE ADJUSTMENT
Are There Transaction Charges?	Yes. In addition to surrender charges and Interim Value adjustments, you may also be assessed a fee for requesting special services (e.g., overnight delivery).			FEE TABLE EXPENSES AND ADJUSTMENTS – SPECIAL SERVICE FEES
Are There Ongoing Fees and Expenses?

Yes.

There is an implicit ongoing fee on the Index Account Options to the extent that your participation in Index gains is limited by a Cap Rate. This means that your returns may be lower than the Index’s returns. In exchange for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

The table below describes the fees and expenses that you may pay each year, depending on the Allocation Accounts and optional benefits you choose. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

FEE TABLE EXPENSES AND ADJUSTMENTS APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
	Annual Fee	Minimum	Maximum

	Base Contract	0.00%[1]	2.00%[2]

	Optional benefits available for an additional charge (for a single optional benefit, elected)	0.00%	0.00%

[1]   Reflects the current annual service charge. The current annual service charge is $0 or 0%.

[2]   Includes a 2% service charge. The maximum annual service charge is the lesser of $50 or 2% (as a percentage of your Policy Value as of your Policy Anniversary, before the deduction of any fees or charges). The current annual service charge is $0 or 0%.

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $0	Highest Annual Cost $0
Assumes: • Investment of $100,000 in an Index Account Option • 5% annual appreciation • No sales charges • No additional premium payments, transfers, or withdrawals

Assumes:

•   Investment of $100,000 in an Index Account Option

•   5% annual appreciation

•   No sales charges

•   No additional premium payments, transfers, or withdrawals

•   No Interim Value Adjustment is applied

•   No Periodic Charges deducted from Index linked Options

•   No Index Account Option has changed

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?

Yes.

•   You can lose money by investing in this Policy, including the loss of principal.

•   Each available Index Account Option has a Buffer downside feature that provides only limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period.

•   At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, is 90% for an Index Account Option with a 10% Buffer Rate, 85% for an Index Account Option with a 15% Buffer Rate, or 80% for an Index Account Option with a 20% Buffer Rate

•   We will always offer an Index Account Option with a 10% Buffer Rate.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Is this a Short-Term Investment?	No. • This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. • The Policy’s tax deferral and long-term income features are generally more			PRINCIPAL RISKS OF INVESTING IN THE POLICY

beneficial to investors with a long time horizon.

•   Amounts withdrawn from the Policy may result in surrender charges, taxes, and tax penalties. Withdrawals could result in significant reduction to Policy value, the death benefit and Policy benefits. In addition, withdrawing or otherwise removing amounts from an Index Account Option before the end of its Crediting Period may result in a negative Interim Value adjustment and loss of positive Index performance.

•   Partial withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of its Crediting Period will result in a proportionate reduction to your Index Base. The reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. Reductions to your Index Base will result in lower Interim Values for the remainder of the Crediting Period and less Index Credit (if any) at the end of the Crediting Period. The negative impact to your Policy Value may be significant.

•   At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option with a 1-year Crediting Period by default.

What are the Risks Associated with the Investment Options?

•   An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Accounts available under the Policy.

•   Each Allocation Account, including each Index Account Option and the Fixed Account Option, has its own unique risks. You should review the available Allocation Accounts before making an investment decision.

•   The Cap Rate for an Index Account Option, as applicable, may limit positive Index returns (e.g., limited upside). This limit may result in you earning less than the Index’s return. For example:

¡  If the Index Change is 12% and the Cap Rate is 4%, we will apply an Index Credit equal to +4% at the end of the Crediting Period.

•   The Buffer Rate for an Index Account Option will limit negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply an Index Credit equal to -15% (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning your contract value will decrease by 15%. You bear all loss that exceeds the buffer.

•   For each Index, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. Certain Indexes also deduct fees and costs that will reduce Index performance. These factors will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
What are the Risks Related to the	An investment in the Policy is subject to risks related to the Company. Any obligations (including under the Fixed Account and the Index Accounts),	PRINCIPAL RISKS OF INVESTING IN

Insurance Company?	guarantees, or benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800) 525-6205.	THE POLICY

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?

Yes. There may be restrictions that limit the Allocation Accounts you may choose, and there are limitations on the transfer of Policy Value among Allocation Accounts.

•   Transfers from an Allocation Account are permitted only at the end of the Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock).

•   The Fixed Account Option may not always be available for investment.

•   We reserve the right to add or remove Index Account Options. We guarantee that the following Index Account Option will always be available for investment (subject to our right of Index substitution): S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00%). This may be the only Index Account Option that we offer in the future.

•   Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

•   We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate, subject to minimum guarantees).

•   We reserve the right to substitute the Index for an Index Account Option during its Crediting Period.

•   We reserve the right to limit or refuse additional premium payments.

•   Certain Allocation Accounts may not be recommended by your financial intermediary.

PREMIUM PAYMENTS FIXED ACCOUNT OPTION INDEX ACCOUNT OPTIONS SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
Are There any Restrictions on Policy Benefits?

Yes. There are restrictions and limitations relating to the benefits offered under the Policy (e.g., death benefits, Performance Lock).

•   Except as otherwise provided, Policy benefits may not be modified or terminated by the Company.

•   Exercising Performance Lock for an Index Account Option will result in an Interim Value adjustment, which may be negative and result in significant loss.

•   Withdrawals may significantly reduce the death benefit.

•   A benefit may not be recommended by your financial intermediary or be available in your state.

INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK ACCESS TO YOUR MONEY BENEFITS AVAILABLE UNDER THE POLICY DEATH BENEFIT
	TAXES	Location in Prospectus
What are the Policy’s Tax	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.	TAX INFORMATION

Implications?

•   If you purchase the Policy as an individual retirement account (IRA) or through a tax qualified plan, you do not get any additional tax benefit.

•   You will generally not be taxed on increases in the value of your Policy until they are withdrawn. Earnings on your Policy are taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, LLC, is the principal underwriter and may share the revenue we earn on this Policy with your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or for which the professional is compensated less.	DISTRIBUTION
Should I Exchange My Policy?	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from an Allocation Account or from the Policy. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, Surrender or make withdrawals from an Allocation Account or from the Policy, or transfer Policy Value between Allocation Accounts. State premium taxes may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases	None
Surrender Charge[1] (as a percentage of premium payments Surrendered or withdrawn)	8.00%
Special Service Fee[2]	$50
Transfer Fee	None

[1]

The surrender charge, if any, applies to each premium payment Surrendered or withdrawn regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since a premium payment was made according to the following schedule:

Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8.00%
Year 1-2	8.00%
Year 2-3	7.00%
Year 3-4	6.00%
Year 4-5	5.00%
Year 5-6	4.00%
Year 6 or more	0.00%

Under the Policy’s “surrender charge-free amount,” you can withdraw a portion of your Policy Value each Policy Year free of surrender charges. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. Surrender charges may be waived in certain other situations. See ACCESS TO YOUR MONEY – SURRENDER CHARGE WAIVERS for more information.

[2]

We currently assess the charge only for overnight delivery and duplicate policies. We reserve the right to assess the charge for other special services in the future, including non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Policy Value is removed from an Index Account Option before the expiration of its Crediting Period.

Adjustments

Interim Value Adjustment Maximum Potential Loss[1] (as a percentage of your Policy Value in an Index Account Option at the start of the crediting period or amount withdrawn as applicable.)	100.00%

[1]

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v)  you exercise the Performance Lock feature.

The next table describes the fees and expenses that you will pay each year during the time that you own the Policy.

Annual Contract Expenses

Service Charge[1]	Lesser of 2.00	% or $50

[1]

The service charge is deducted on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less, and we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy. The current annual service charge is $0.

In addition to the fees described above, we limit the amount you can earn on the Index Account Options. This means your returns may be lower than the Index’s returns. In exchange for accepting this limit on Index gains, you will receive some protection from Index losses.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

RISK OF LOSS

An investment in this Policy is subject to the risk of loss. You may lose money, including your principal investment and previously credited earnings. Your losses may be significant.

ALLOCATION ACCOUNT AVAILABILITY RISK

We reserve the right to add and remove Allocation Accounts as available investment options. Allocation Accounts will only be added or removed through an amendment to this prospectus. We also reserve the right to make different Allocation Accounts available for investment in connection with only new premium payments (i.e., initial or additional premium payments) as opposed to at the end of a Crediting Period. There is no guarantee that an Allocation Account that you select for investment will always be available to you in the future or available with the same current limits on Index gains. Policy fees will reduce the amount of interest credited and the reallocation of Policy value at the end of the crediting period.

Our only guarantee regarding the availability of Allocation Accounts is that we will always offer at least the following Basic Index Account Option for investment: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: No lower than 5.00%). Please note the Index for that Index Account Option remains subject to our right of substitution and temporary suspension. See INDEX SUBSTITUTION RISK below.

If we remove an Allocation Account, it will be closed such that no new premiums, reinvestments, or transfers will be allowed into that Allocation Account. If you are currently invested in an Allocation Account and it is removed, you may remain in that Allocation Account until the end of the Crediting Period.

We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate, subject to minimum guarantees). Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

If you are not comfortable with the risk that the only Index Account Option that we may offer in the future is the S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00%), (subject to our right of Index substitution), or the risk that we may not offer other Allocation Accounts in the future that are acceptable to you based on your personal preferences, risk tolerances, or time horizon, this Policy is not appropriate for you. You may Surrender your Policy (i.e., take a full withdrawal) if there are no Allocations Accounts that you wish to select, but the Surrender may be subject to surrender charges, will be subject to an Interim Value adjustment if taken before the end of a Crediting Period for an Index Account Option, may be subject to taxes (including a 10% federal penalty tax if taken before age 59 1/2), and your Policy will terminate.

LIQUIDITY RISK

The Policy is unsuitable as a short-term savings vehicle. We designed the Policy to be a long-term investment. If you are not a long-term investor, this Policy may not be appropriate for you.

•

Transfer Limitations. The Policy restricts transfers between investment options, which will limit your ability to reallocate your Policy Value in response to changes in market conditions or your personal circumstances. You may transfer Policy Value invested in an Allocation Account only at the end of that Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock).

•

Withdrawal and Surrender Consequences. You may take a withdrawal or a Surrender at any time during the accumulation phase; however, there may be significant risks and negative consequences associated with any such withdrawal or Surrender, including potential surrender charges, negative Interim Value adjustments, taxes and tax penalties, and other negative impacts to the value of your investment. See WITHDRAWAL AND SURRENDER RISK.

•

Interim Values. There may be long periods of time when you cannot perform a transaction under the Policy that is not based on one or more Interim Values. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value adjustment. See INTERIM VALUE RISK.

•	Taxes. Income taxes and certain tax restrictions may apply to any withdrawal or Surrender. If taken before age 59 1/2, a withdrawal or Surrender may also be subject to a 10% federal penalty tax.
•

Maturity. At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option by default. You will be unable to reallocate the automatically transferred Policy Value until the end of the 1-year Crediting Period for the Fixed Account Option.

•

Delays in Payment. We generally make payment of any amount due from the Policy within seven days from the date we receive in good order all required information. When permitted by law, however, we may defer payment of any withdrawal or Surrender proceeds for up to six months from the date we receive your request.

INDEX PERFORMANCE RISK

The following risks related to Index performance apply when you invest in an Index Account Option:

•

Negative Index Performance Could Result in Loss. The performance of any Index may fluctuate, sometimes rapidly and unpredictably. Both short-term and sustained negative Index performance, over one or multiple Crediting Periods, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Crediting Period or multiple Crediting Periods. You could lose a significant amount of money if an Index declines in value.

•

Exposure to Investment Risks. When you invest in an Index Account Option, you are indirectly exposed to the investment risks associated with the linked Index. When the Index is a market index, you are indirectly exposed to the investment risks that could cause the stocks or other assets that make-up the Index to decrease in value. The Indexes are subject to a variety of investment risks, many of which are complicated and interrelated and all of which may adversely affect the performance of the Index. If you invest in an Index Account Option with an Index that exposes you to higher investment risks, your risk of loss may be higher depending on the Index Account Option’s downside protection.

The specific investment risks associated with the market indexes are discussed under “Additional Investment Risks for the Market Indexes” below.

•

Point-to-Point Index Change Calculations. We calculate Index Changes by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Index Account Options with Crediting Periods that are multiple years in length.

•

Exclusion of Dividends from Index Values. For each Index, Index performance is measured on a “price return” basis, not a “total return” basis. Therefore, Index Values do not include income from any dividends paid on the securities composing the Index. The exclusion of dividends will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

•

No Rights in the Index. An investment in an Index Account Option is not an investment in the Index. Nor is it an investment in the securities that an Index seeks to track. When the Index is a market index, you are not investing in the Index (which is impossible) and you have no rights with respect to the index, the index provider, or any aspect of the index or any companies whose securities compose the index.

•

Unavailability of Index Values. The Company relies on third parties to provide Index Values. In general, Index Values are provided to the Company each Business Day. However, there may be short or extended periods of time when the Company is not provided Index Values for an Index. This may occur for a variety of reasons that are not within the Company’s control, including severe market or operational disruptions. If the Company is not provided with an Index Value on a Business Day, the Index Value for that Business Day will be the most recently provided Index Value. If the Company is later provided an Index Value for a prior Business Day for which the Company was not originally provided an Index Value, the Company will take reasonable steps to recalculate impacted Policy values and transactions.

•

Evolving and Uncertain Economic Environment. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict future performance of the markets. Depending on your individual circumstances, you may experience (perhaps significant) negative returns under the Policy. You should consult with a financial professional about how market conditions may impact your investment decisions under the Policy.

Additional Investment Risks for the Market Indexes

The following Index is available under the Policy: S&P 500® Index. The market index that may serve as an Index is subject to the following risks:

•

Market Risk. Each market index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of a market index may be significant and unpredictable.

•

Equity Risk. Each market index is comprised of equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

•

Issuer Risk. The performance of each market index depends on the performance of individual securities that make-up the index. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

•

Large-Cap Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

WITHDRAWAL AND SURRENDER RISK

You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you purchase the Policy or take a withdrawal or Surrender.

•

The Policy may not be appropriate for you if you plan to take withdrawals from an Index Account Option before the end of the Crediting Period, especially if you plan to take ongoing withdrawals, such as automatic withdrawals, or minimum required distributions. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. You should consult with a financial professional.

•	A Surrender will terminate the Policy and all its benefits, including the death benefit. See ACCESS TO YOUR MONEY.

•	Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.

•

Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount. Although surrender charges will not apply, withdrawal of the surrender charge-free amount may be subject to negative Interim Value adjustments, taxes, and tax penalties, and may result in proportionate reductions to the death benefit and to your Index Base(s).

•

Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be subject to an Interim Value adjustment, which may be negative. An Interim Value adjustment may reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). There could be significantly less money available to you for a withdrawal or Surrender that is processed based on an Interim Value. The application of an Interim Value may result in a loss to an Owner even if the reference Index at the time of withdrawal or Surrender is higher than at the beginning of the Crediting Period. See INTERIM VALUE RISK.

•

Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A reduction to your Index Base may be greater than the amount withdrawn. See REDUCTION TO INDEX BASE RISK.

•

Income taxes, federal tax penalties, and certain tax restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1/2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.

•	Any withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy) and the amount of the death benefit. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.

•

Automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals, including applicable surrender charges, negative Interim Value adjustments, income taxes and tax penalties, proportionate reductions to Index Bases, and proportionate reductions to the death benefit. See ACCESS TO YOUR MONEY.

•

Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to Policy Value). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy Value). See DEATH BENEFIT.

BUFFER RISK

Buffers do not provide complete protection from loss related to negative Index performance. You assume the risk that you will incur losses to the extent that an Index Account Option’s Buffer does not protect you from negative Index performance. The following table shows the maximum potential loss due to negative Index performance at the end of a Crediting Period for each Buffer Rate that we currently offer. Please note the maximum loss at the end of a Crediting Period could be greater due to fees and charges.

Buffer Risk	Maximum Potential Loss Due to Negative Index Performance at End of Crediting Period (before fees and charges)
10.00%	90.00%

15.00%	85.00%
20.00%	80.00%

We may change index options in the future, but an Index Account Option with a 10% Buffer Rate will always be available under the Policy.

The limits on loss are for the duration of a single Crediting Period. If you invest in the same Index Account Option for multiple Crediting Periods, losses over multiple Crediting Periods may be larger than the stated limit for a single Crediting Period.

The maximum potential loss due to the application of a negative Interim Value adjustment is greater than the maximum potential loss at the end of a Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). Our Interim Value calculation methodology may result in values that are higher or lower than those obtained from using other methodologies or models. Our Interim Value calculation may be higher or lower than actual market prices of similar or identical derivatives. As a result, the Interim Value you receive may be higher or lower than what other methodologies or models would produce.

In general, depending on applicable rates, an Index Account Option with relatively more downside protection based on its Buffer Rate is likely to have relatively less upside potential based on its Cap Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less downside protection based on its Buffer Rate is likely to have more upside potential based on its Cap Rate.

For any new Index Account Option that we offer in the future, we will set the rate(s) for its Downside Protection Type in our discretion, subject to any guaranteed limits to which we are subject as described in the prospectus.

GROWTH OPPORTUNITY TYPE RISK

When you invest in an Index Account Option, the upside potential of your investment may be limited by its Growth Opportunity Type. For Cap, the Cap Rate may limit the upside potential of your investment by capping your participation in positive Index performance. Index Credit Rate used to calculate gains will be lower than the Index Change. The risk of investment loss could be significantly greater than the potential for investment gain.

In general, depending on applicable rates, an Index Account Option with relatively more upside potential based on its Cap Rate is likely to have relatively less downside protection based on its Buffer Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less upside potential based on its Cap Rate is likely to have more downside protection based on its Buffer Rate.

We may declare new Cap Rates for the available Index Account Options for new Crediting Periods. We set these rates in our discretion, within any guaranteed limits to which we are subject as described in this prospectus. You bear the risk that the rate(s) we declare for a new Crediting Period will not be any more or less favorable to you than any guaranteed limits to which we are subject.

INTERIM VALUE RISK

We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day:

•	A fee or charge is deducted from the Index Account Option;

•

An amount is deducted from the Index Account Option as a result of a Surrender or withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal);

•	The Policy is annuitized;

•	The death benefit is calculated; or

•	You exercise the Performance Lock feature (that Business Day being the Performance Lock Date).

In any of those circumstances—including the deduction of a periodic fee or charge—the transaction will be processed based on the

Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply. An Interim Value adjustment (i.e., the interim rate of return) may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.

In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.

The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

REDUCTION TO INDEX BASE RISK

On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a reduction at that time. The reduction is proportionate. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base).

Once your Index Base for an Index Account Option has been reduced, there is no way to increase your Index Base for the remainder of the Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.

Reductions to your Index Base may have long-term, adverse impacts on your Policy. By reducing the potential gains under your Policy, and potentially resulting in more loss under your Policy, such reductions will ultimately reduce the amount available for withdrawal or Surrender throughout the accumulation phase, the amount payable as a death benefit during the accumulation phase, and the amount paid out during the income phase after annuitization.

See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

PERFORMANCE LOCK RISK

On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value for that Index Account Option (less any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless earlier withdrawn or annuitized. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. You should consult with a financial professional prior to exercising Performance Lock.

The Performance Lock feature is subject to the following risks:

•

If you exercise Performance Lock, you will be locking-in an Interim Value (and that Interim Value will be reduced dollar for dollar by any other applicable charges). The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss. It is possible that you would have realized less loss or no loss if you exercised the Performance Lock feature at a different time or not at all. See INTERIM VALUE RISK.

•

Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied at the end of the Crediting Period of the Index Account Option for which you exercised Performance Lock. The sooner after the Crediting Period start date or an Allocation Anniversary that you exercise Performance Lock, the longer you will forego participating in Index performance. Your investment will remain in the Performance Lock Account until the next Allocation Anniversary unless earlier withdrawn or annuitized. Depending on when you exercise Performance Lock, your investment might not participate in Index performance for up to one year.

•

If you exercise Performance Lock manually, we will lock-in the next calculated Interim Value (less any other applicable charges) after we receive your request in good order. You won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. When you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less any other applicable charges) will be triggered by the target gain that you set in advance.

•

Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges and taxes and a 10% federal penalty tax if made before age 59 1/2.

•

We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. There may not be an optimal time to exercise the Performance Lock feature during a Crediting Period. It may be better for you if you do not exercise Performance Lock during a Crediting Period. It is impossible to know with certainty whether or not Performance Lock should be exercised.

•	Performance Lock, once exercised for a Crediting Period, is irrevocable.

See INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK.

INDEX SUBSTITUTION RISK

During a Crediting Period, if a market index serving as an Index is discontinued or if the calculation of the index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, we may substitute the Index with a new Index, once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors that include, but are not limited to, asset class, index composition, strategy, and index liquidity. You will have no right to reject the substitution of an Index. The performance of the new Index may differ significantly from the performance of the old Index. If we substitute the Index for an Index Account Option in which you are invested, your investment in the Policy is subject to the same terms and conditions as any other investment in an Allocation Account under the Policy. For example, you will not be permitted to transfer Policy Value prior to the end of a Crediting Period if a substitution occurs.

If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.

See INDEX ACCOUNT OPTIONS – INDEXES – Index Substitutions.

RISK OF LOSS DURING CANCELLATION PERIOD

You may cancel your Policy after you purchase it, but only if you cancel it within the prescribed period, which is generally 10 days after you receive the Policy (or 60 days for replacement Policies). The amount refunded will generally be premiums paid minus net amount allocated to the Index Account(s), plus the value of the Index Account(s) on the date of cancellation. If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative. See INTERIM VALUE RISK above.

ADDITIONAL PREMIUM PAYMENT RISK

We reserve the right to limit or refuse additional premium payments. If we exercise this right, you may not be permitted to make additional premium payments, in which case you will be unable to increase the value of your Policy or its benefits (e.g., the death benefit) through additional premium payments. We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90.

FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY

An investment in the Policy is subject to the risks related to us, Transamerica Financial Life Insurance Company. Any obligations (including under the Index Account Options, the Fixed Account Option, the Fixed Holding Account, and the Performance Lock Account), guarantees, and benefits under the Policy are subject to our financial strength and claims-paying ability. If we experience financial distress, we may be permitted by law to delay payments to you for up to six months, and we ultimately may not be able to meet our obligations to you.

The following risks relate to the Separate Account: (i) amounts under the Policy are not held in a separate account registered under Investment Company Act of 1940; (ii) Owners do not share in the investment performance of assets held in the Separate Account; and (iii) the obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.

More information about Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or calling toll-free (800) 525-6205. We encourage you to read the information about Transamerica Financial Life Insurance Company, including our financial statements, included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Policy. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Policy. See the Statement of Additional Information for more information about our cybersecurity and operational risks.

INFORMATION ABOUT US AND OUR OBLIGATIONS

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Transamerica Financial Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.

We are engaged in the sale of life insurance and annuity policies. Transamerica Financial Life Insurance Company is a stock life insurance company that was incorporated under the laws of the State of New York on October 3, 1947 as Zurich Life Insurance Company and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

We are obligated to pay all amounts promised to investors under the Policies, subject to our financial strength and claims-paying ability. We encourage Owners to read and understand our financial statements, which included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.

We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section  15(d) of the Act.

GENERAL ACCOUNT

All obligations under the Policies, including Index Credits, interest payments, annuity payments, death benefits, are obligations of our general account. These amounts are subject to our financial strength and claims-paying ability. No financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the Policies.

THE SEPARATE ACCOUNT

Amounts under the Policy that are not held in the Fixed Account Option or the Fixed Holding Account or the Performance Lock Account are held in a Separate Account of the Company which is not registered under the Securities Act of 1933. We have exclusive and absolute ownership and control of the assets of the Separate Account. The Separate Account is uninsulated, meaning that the assets of the Separate Account are chargeable with liabilities arising out of other business the Company may conduct. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are owned by the Company. The obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.

We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves and other contract liabilities of the Separate Account. If the aggregate value of Separate Account assets should fall below such amount, the Company will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, shall not be maintained in the Separate Account.

The Separate Account was established under New York law and is not registered under the Investment Company Act of 1940.

THE ANNUITY POLICY

This prospectus describes information you should know before you purchase the Policy.

An annuity is a contract between you (the Owner) and an insurance company (in this case, us), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. Once your Policy is annuitized, your annuity switches to the income phase.

We currently sell Policies that are “qualified” or “non-qualified” under the Internal Revenue Code. You will get no additional tax advantage from this annuity if you are investing in this annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). We currently sell Policies to the following plans: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 457(f) plans (in certain circumstances) and Section 401(a) plans (including profit sharing plans, defined benefit pension plans, defined contribution pension plans, 401(k) plans, and combination defined benefit/contribution plans). If you purchase the Policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan, or certain other employer sponsored programs), your Policy is a qualified Policy. If you purchase the Policy as part of any other arrangement, your Policy is a non-qualified Policy.

The Policy is a “deferred” annuity. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own Policy.

The Policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments until the Annuity Commencement Date. Each additional premium payment must be at least $50 unless a different minimum is stated in your Policy. You are not required to make any additional premium payments.

The Policy is “index-linked” because the value of each Index Account Option is linked to the performance of an Index. If you invest in one or more Index Account Options, the amount of money you are able to accumulate under your Policy depends (at least in part) upon the performance of your Index Account Options. You could lose a significant amount of money that you allocate to the Index Account Options.

We do not guarantee that the Fixed Account Option will always be available. If the Fixed Account Option is available and you invest amounts in the Fixed Account Option for a Crediting Period, your principal is guaranteed and will earn interest at a guaranteed annual interest rate during that Crediting Period. The amount of money you are able to accumulate depends upon the total interest credited.

Do not purchase this Policy if you plan to use it for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

PURCHASE

We will not issue a Policy unless:

•	We receive in good order all information needed to issue the Policy. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.
•

We receive in good order (at our Administrative Office) a minimum initial premium payment (including anticipated premiums from exchanges, transfers, or rollovers as indicated on your application or electronic order form).

•	The Annuitant, Owner, and any joint Owner are younger than age 86 as of the date that the application is signed. The age limit may be lower for qualified Policies.
•	The Owner and Annuitant have an immediate familial relationship unless the Owner is the Annuitant or the Owner is not an individual.

Right to Cancel Period: You may cancel your Policy after you purchase it, but only if you return it within the prescribed period, which is generally 10 days after you receive the Policy (for replacements the right to cancel period is generally 60 days). The refund amount will be your premium payments minus any net amount allocated to the Index Account(s), plus the value of the Index Account(s) on the date of cancellation. If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative. Interim Values fluctuate daily, positively or negatively, and may be unfavorable to you. See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INTERIM VALUE RISK. Surrender charges do not apply upon cancellation. State law may require us to refund the greater of your Policy Value or your premium payment(s). For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. We will pay the refund after we receive in good order at our Administrative Office within the applicable period Written Notice of cancellation and the returned policy.

The Policy will then be deemed void.

We reserve the right to reject any application.

PREMIUM PAYMENTS

You should make checks for premium payments payable to Transamerica Financial Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.

We do not accept cash. We reserve the right to not accept third party checks. A third-party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion, we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third-party checks not accepted by us will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned. We reserve the right to restrict or refuse any premium payment.

INITIAL PREMIUM PAYMENT

The initial premium payment for qualified and non-qualified Policies must be at least $25,000 (including anticipated premiums from exchanges, transfers, or rollovers as indicated on your application or electronic order form).

You must obtain our prior approval to purchase a Policy with an amount in excess of:

•	$1,000,000 provided that you, any joint Owner, and the Annuitant are all younger than age 81; or
•	$500,000 if you, any joint Owner, or the Annuitant is at least age 81.

Your initial premium payment may not be credited to your Policy on the day that you leave your premium payment with your financial intermediary. Your financial intermediary may take a period of time to assess whether buying this Policy is suitable for you. Your financial intermediary may send us your initial premium payment while they complete this assessment. Your financial intermediary must also ensure that we have all the information needed for us to process your Policy. We will not begin to process your Policy during this period.

We will credit your initial premium payment to your Policy within 2 Business Days after the Business Day that we receive your initial premium payment, your application (or order form), and once we determine that your Policy information is both complete and in good order. This time period is in addition to the time your financial intermediary may take to complete their part of the process.

If your information is not received in good order and we are unable to complete our part of the process within 30 Business Days after the Business Day that we receive your initial premium payment and your application (or electronic order form), then we will return your initial premium payment at that time. We will credit your initial premium payment within two Business Days after your information is both complete and in good order. Neither we nor your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. Any initial premium payments received by us will be held in our general account until credited to your Policy. You will not earn interest on your initial premium payment during these review periods.

The date on which we credit your initial premium payment to your Policy is generally the Policy Date. Please note, the Policy Date is not the date that the initial premium payment is allocated to the selected Allocation Account(s), because the initial premium payment will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after the Policy Date, whichever occurs first. The Policy Date is used to determine certain time periods under your Policy, such as Policy Years, Policy Quarters, and Policy Anniversaries.

We will consider any premium that we receive with your Policy application and within 14 calendar days of the date you sign your Policy application (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover) to be part of your initial premium payment. We will not wait until the end of the 14 calendar day (or 60 calendar day) period to apply your total initial premium payment to the Policy. We will credit the portion of your initial premium payment accompanying your Policy application or that we otherwise receive before the Policy Date as described in the paragraph immediately above. We will credit any more initial premium that we receive on or after the Policy Date within two Business Days after the Business Day we receive it. Once credited to your Policy, such premium will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after we receive it, whichever occurs first, and then allocated among the Allocation Accounts in accordance with your instructions. Please note, if we receive any portion of the initial premium after the Policy Date, the Crediting Periods associated with your initial premium payment may have different start dates.

ADDITIONAL PREMIUM PAYMENTS

You are not required to make any additional premium payments. However, you can generally make additional premium payments during the accumulation phase. Additional premium payments must be at least $50. We will credit an additional premium payment to your Policy within two Business Days after the Business Day we receive the premium payment and required information in good order at our Administrative Office.

Before an additional premium payment is allocated to the selected Allocation Account(s), it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day after we credit the additional premium payment to your Policy, whichever occurs first.

When you allocate an additional premium payment to one or more Allocation Accounts, a new Crediting Period will begin for each Allocation Account receiving the premium payment. No portion of an additional premium payment can be applied to an ongoing Crediting Period. Please note that if you invest in an Allocation Account for which you already have an ongoing Crediting Period, you will have multiple ongoing Crediting Periods for the same Allocation Account. Under such circumstances, each ongoing Crediting Period for the same Allocation Account will be treated as a separate investment under the Policy.

After the first Policy Year, we reserve the right to require our prior approval for any cumulative premium payments in a single Policy Year in excess of the following limits:

•	Non-qualified Policies – $25,000.
•	Qualified Policies – the lesser of any minimums required by the Internal Revenue Service or $60,000.

If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.

We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90. We reserve the right to further limit or refuse additional premium payments. We may prohibit Owners from making additional premium payments under the Policy in the future on a non-discriminatory basis. If we exercise this right, Owners will lose the ability to increase Policy Value and the optional death benefit, if elected, through additional premium payments.

MAXIMUM TOTAL PREMIUM PAYMENTS

We reserve the right to require our prior approval of any cumulative premium payments in excess of:

•	$1,000,000 provided that you, any joint Owner, and the Annuitant were all younger than age 81 on the date you signed the application; or
•	$500,000 if you, any joint Owner, or the Annuitant were at least age 81 on the date you signed the application.

The maximum limit on total premium payments includes premium payments under the Policy and other policies with the same Owner or same Annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.

ALLOCATION OF PREMIUM PAYMENTS

Initial Premium Payment. When you purchase the Policy, we will allocate your initial premium payment to the Allocation Account(s) you selected based on the allocation instructions in your application. The allocations in your allocation instructions must be in whole percentages and must total 100%.

Additional Premium Payments. The allocation instructions in your application will initially serve as your standing allocation instructions for additional premium payments. You may change your standing allocation instructions for additional premium payments by sending written instructions to our Administrative Office, by telephone, or other electronic means acceptable to us, subject to the limitations described under OTHER INFORMATION – Telephone and Electronic Transactions. The new instructions will apply to premium payments received on or after the date we receive the change request in good order.

If you make an additional premium payment and it is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:

•

For each Allocation Account in your standing allocation instructions, if that Allocation Account (or another Allocation Account that we designate in an amendment to this prospectus) is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.

•

For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first.

Currently, the Default Option is the Fixed Account Option. See DEFAULT OPTION.

FIXED HOLDING ACCOUNT

Before an initial or additional premium payment is allocated to one or more Allocation Accounts, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day.

The initial premium payment will be allocated from the Fixed Holding Account as described above after the Policy Date. An additional premium payment will be allocated as described above after we credit the additional premium payment to your Policy. If the Policy Date, or the date we credit an additional premium payment, is the 1st, 8th, 15th, or 22nd calendar day, it will be allocated on the next 1st, 8th, 15th, or 22nd calendar day, whichever occurs first.

Amounts held in the Fixed Holding Account are credited compound interest daily based on the annual interest rate in effect on that day. We may change the current annual interest rate for the Fixed Holding Account at any time at our discretion, subject to a guaranteed minimum effective annual interest rate. The guaranteed minimum effective annual interest rate will be established on the Policy Date and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater. You bear the risk that we will not credit interest at a rate greater than the guaranteed minimum effective annual interest rate. You may obtain the current annual interest rate online at transamerica.com/individual/annuities/registered-index-linked-annuities or upon request by contacting our Administrative Office or your financial intermediary.

When your allocation instructions for an initial or additional premium payment are not in good order because they instruct us to allocate your premium payment to an Allocation Account that is no longer available for investment, your premium payment may be held in the Fixed Holding Account for a longer period of time than described above. See PREMIUM PAYMENTS – ALLOCATION OF PREMIUM PAYMENTS above for additional information.

POLICY VALUE AND CASH VALUE

POLICY VALUE

Prior to the Annuity Commencement Date, your Policy Value represents the value of your investment in your Accounts, which may include the Fixed Holding Account, the Fixed Account Option, one or more Index Account Options, and the Performance Lock

Account. If you invest in an Index Account Option, your Policy Value will reflect the Interim Values of your investment between the first and last day of the Crediting Period.

On any day during the accumulation phase, your total Policy Value is equal to:

•	Your total premium payment(s); minus
•	Your total gross withdrawals from the Policy (including amounts deducted for surrender charges); plus
•	Your accumulated gains on amounts allocated to Index Account(s); minus
•	Your accumulated losses on amounts allocated to Index Account(s); plus
•	Interest credited on amounts allocated to the Fixed Account and Fixed Holding Account; minus
•	Amounts deducted for fees and charges and taxes if any.

After the Annuity Commencement Date, your Policy does not have a Policy Value.

CASH VALUE

Prior to the Annuity Commencement Date, your cash value represents the total amount that is available for withdrawal or Surrender. Your cash value is equal to the Policy Value less any surrender charges, if applicable. Your cash value may be lower than or equal to your Policy Value.

After the Annuity Commencement Date, your Policy does not have a cash value.

FIXED ACCOUNT OPTION

There is currently only one Fixed Account Option available. The available Fixed Account Option has a 1-year Crediting Period. We do not guarantee that a Fixed Account Option will always be available in the future.

Information regarding the features of the available Fixed Account Option, including (i) its name, (ii) its term, and (iii)  its minimum guaranteed interest rate, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period. The current annual interest rate being offered for new Crediting Periods is available online at transamerica.com/individual/annuities/registered-index-linked-annuities or upon request by contacting our Administrative Office or your financial intermediary.

We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period. Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv)  to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock for an Index Account Option).

See SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value at the end of a Crediting Period, as well as the default reallocation in the absence of such instructions.

We may declare a new annual interest rate for new Crediting Periods. We determine the annual interest rates for new Crediting Periods at our discretion, subject to a guaranteed minimum effective annual interest rate. The guaranteed minimum effective annual interest rate will be established on the Policy Date and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater. You bear the risk that we will not credit interest for a new Crediting Period at a rate greater than the guaranteed minimum effective annual interest rate. The annual interest rate declared for an ongoing Crediting Period will not change. However, the annual interest rate we declare may differ from Crediting Period to Crediting Period. For example, assume you have Policy Value invested in the Fixed Account Option with an ongoing 1-year Crediting Period. If the Fixed Account Option is still available for investment and you invest additional amounts in the Fixed Account Option, you will have two separate ongoing 1-year Crediting Periods for the Fixed Account Option, and the interest rates for those Crediting Periods may differ.

INDEX ACCOUNT OPTIONS

Each Index Account Option tracks the performance of an Index for a Crediting Period. We will credit gain or loss (i.e., positive or negative interest, or Index Credit) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the applicable Index. An investment in an Index Account Option is not an investment in the applicable Index or in any index fund.

You could lose a significant amount of money if an Index declines in value. You could also lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of its Crediting Period.

We can add and remove Index Account Options as available investment options and change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limits on Index gains (subject to any minimum guarantees).

If we remove an Index Account Option, it will be closed such that no reinvestments or transfers will be allowed into that Index Account Option. If you are currently invested in an Index Account Option that is being closed, you may remain in that Index Account Option until the end of the Crediting Period.

Information regarding the features of each currently offered Index Account Option, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Crediting Period, (iv) its current limit on Index loss and (v) its minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

CREDITING PERIOD

Each Index Account Option has a defined Crediting Period. The Crediting Period is the length of time from the Crediting Period’s start date to its end date, expressed in years. It is also the number of years that the Index Account Option is linked to the Index’s performance.

The Policy currently offers Index Account Options with 1-year, 2-year, and 6-year Crediting Periods. Not all Crediting Period lengths are available with all Index Account Options.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, which Crediting Period lengths may be appropriate for you based on your liquidity needs, investment horizon, and financial goals. Investing in Index Account Options with shorter Crediting Periods will provide more opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with shorter Crediting Periods generally tend to have less potential for gain over a single Crediting Period. Conversely, investing in Index Account Options with longer Crediting Periods will provide fewer opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with longer Crediting Periods will generally tend to have more potential for gain over a single Crediting Period.

Amounts must remain in an Index Account Option until the end of its Crediting Period to be credited with Index Credits and to avoid a possible negative Interim Value adjustment, in addition to potential surrender charges, tax consequences, or other negative impacts to your Policy (e.g., proportionate reductions to your Index Base and the death benefit).

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature. See INTERIM VALUE below, as well as EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, for additional information.

INDEX CHANGE

At the end of a Crediting Period for an Index Account Option, we use the point-to-point crediting method to calculate the Index Change, which we then use to calculate Index gains or losses, as described further below. The Index Change will be the percentage difference between the Initial Index Value and the Final Index Value.

For example, regardless of how the Index otherwise performed between the beginning and end of the Crediting Period:

•	If the Initial Index Value is 1000 and the Final Index Value is 1100, the Index Change would be +10% (i.e., ((1100/1000) – 1 = 10%).
•	If the Initial Index Value is 1000 and the Final Index Value is 900, the Index Change would be -10% (i.e., ((900/1000) – 1 = -10%).

See THE INDEXES later in this section for information about the Indexes to which the Index Account Options are linked, including historical Index returns. See EXAMPLES OF CREDITING METHODOLOGY below for more examples of the point-to-point crediting method.

INDEX CREDIT RATE AND INDEX CREDIT

The value of your investment in an Index Account Option at the end of a Crediting Period is your Index Account Option Value. Your Index Account Option Value will be calculated using the following formula:

Index Account Option Value = Index Base x (1 + Index Credit Rate)

The Index Credit Rate represents the percentage gain or loss that we apply at the end of the Crediting Period (i.e., your Index rate of return). The Index Credit Rate is determined by applying the Index Change to either (a) the Downside Protection Type if the Index Change is negative or (b) the Growth Opportunity Type if the Index Change is positive or zero. See LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE and LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE below. Your gain or loss can also be expressed as a dollar amount, which we then refer to as the Index Credit.

The Index Credit Rate and the Index Credit may be positive, negative, or zero.

Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.

The following is an example of how we calculate your Index Account Option Value at the end of a Crediting Period: Assume you invest $10,000 in an Index Account Option. At the beginning of the Crediting Period, your Index Base is $10,000. At the end of the Crediting Period, your Index Base is still $10,000 if there were no deductions for fees or charges or withdrawals before the end of the Crediting Period. At the end of the Crediting Period, we will apply the Index Credit Rate to your Index Base to calculate your Index Account Option Value.

•	Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $11,000 (i.e., $10,000 x (1 + 10%) = $11,000). The Index Credit is +$1,000.
•	Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $9,000 (i.e., $10,000 x (1 + -10%) = $9,000). The Index Credit is -$1,000.

Any fees or charges deducted at the end of the Crediting Period will be deducted on a dollar-for-dollar basis from your Index Account Option Value after the Index Credit is applied. Continuing the examples above, if a $50 service charge were deducted from that Index Account Option on the same day that the Index Credit was applied, the Index Account Option Value would be reduced after the Index Credit to $10,950 (i.e., $11,000 - $50) or $8,950 (i.e., $9,000 - $50), respectively. See FEE TABLE and EXPENSES AND ADJUSTMENTS.

LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE

We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period through our use of the designated Downside Protection Type. The only Downside Protection Type that we currently offer is Buffer.

At the end of the Crediting Period for an Index Account Option, if the Index Change is negative, we use the Buffer to calculate your loss, if any. The Buffer Rate represents the percentage of your investment that is protected from loss. For instance, assuming a Buffer Rate of 10%, it is possible that you could lose 90% of your investment as a result of negative Index performance. A Buffer absorbs the impact of negative Index performance before the negative Index performance impacts your investment. If the Index Change at the end of the Crediting Period is negative, the value of your investment will decrease if the Index Change goes beyond the Buffer Rate.

We calculate your Index Credit Rate using the Buffer as follows:

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If the Index Change is below the Buffer Rate, your Index Credit Rate will equal 0%. Under these circumstances, the Buffer would provide complete protection from loss related to the negative Index performance.

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If the Index Change goes beyond the Buffer Rate, your Index Credit Rate will be a percentage equal to the excess Index Change over the Buffer Rate. Under these circumstances, the Buffer would provide only partial protection from loss related to the negative Index performance.

The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Buffer for that Crediting Period is the total Buffer for the life of the Crediting Period.

The illustration below includes three examples of how the Buffer applies when the Index Change is negative. Each example assumes a Buffer Rate of 10%.

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In the first example, the Index Change is -5%, which does not go beyond the Buffer Rate, so the Buffer would completely protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.

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In the second example, the Index Change is -15%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -5%.

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In the third example, the Index Change is -25%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -15%.

We currently offer Index Account Options with 10%, 15%, and 20% Buffer Rates. Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available.

An Index Account Option with a 10% Buffer Rate will always be available under the Policy. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

We set the limit on Index losses for each Index Account Option at our sole discretion, subject to applicable guaranteed minimums. We consider various factors in determining the limit on Index losses, such as the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides more protection from Index losses will generally tend to have less potential for Index gains. Conversely, assuming the same Index and Crediting Period length, an Index-Account Option that provides less protection from Index losses will generally tend have more potential for Index gains.

LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE

At the end of a Crediting Period for an Index Account Option, we may limit the positive Index return used in calculating Index Credits by applying the designated Growth Opportunity Type. The only Growth Opportunity Types that we currently offer are Cap.

The Cap Rate for an Index Account Option will not change during a Crediting Period but may change from one Crediting Period to the next, subject to the guaranteed minimum Cap Rate, as applicable, for that Index Account Option. The guaranteed minimum Cap Rate vary by Index Account Option.

•	The lowest Cap Rate that may be established under the Policy is 3.0%.

For each Index Account Option available for investment, the Cap Rate that we are currently offering for a new Crediting Period will be published at the following website address before rates take effect: transamerica.com/individual/annuities/registered-index-linked-annuities. The Cap Rates posted on that website address are incorporated by reference into the prospectus. You may also obtain the posted rates by contacting your financial professional or the Company at our Administrative Office.

We determine Cap Rates for each new Crediting Period at our discretion, subject to applicable guaranteed minimums. We consider a number of factors when declaring Cap Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading derivative and fixed income instruments. The costs and value of these instruments impact the rates we declare, and those costs and values can be impacted by market conditions and forces. We also consider factors such as sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. You bear the risk that we may declare lower Cap Rates for future Crediting Periods, and that such rates could be as low as the guaranteed minimum Cap Rate for that Index Account Option. Rates offered for new Crediting Periods may be different from those offered to new investors or offered to you at Policy issuance.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Crediting Period length, an Index Account Option that provides more potential for Index gains will generally tend to have less protection from Index losses.

Cap

At the end of the Crediting Period for an Index Account Option with Cap, if the Index Change is positive or zero, we use the Cap to calculate your gain, if any. We calculate your Index Credit Rate using the Cap as follows:

•	If the Index Change is positive and less than or equal to the Cap Rate, your Index Credit Rate will equal the Index Change.
•	If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
•	If the Index Change is zero, your Index Credit Rate will equal zero.

Due to the operation of the Cap, you will not participate in any Index performance beyond the Cap Rate. The Cap Rate limits the upside potential of your investment. The Cap is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Cap Rate for that Crediting Period would be less if measured on an annual basis.

We reserve the right to declare no Cap Rate for a new Crediting Period. There will be no limit on gains during a new Crediting Period if we declared no Cap Rate.

The illustration below includes two examples of how we calculate the Index Credit Rate at the end of a Crediting Period using a Cap. Both examples assume a Cap Rate of 10%.

•	In the first example, the Index Change is +5%, which does not exceed the Cap Rate, so your Index Credit Rate would be +5%.
•	In the second example, the Index Change is +15%, which exceeds the Cap Rate, so your Index Credit Rate would be +10%.

EXAMPLES OF CREDITING METHODOLOGY

The following examples illustrate how we calculate and credit Index Credit assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or Surrender.

The Index Changes in the examples below are wide ranging so that you can compare and contrast different return scenarios; they are not historical Index returns. See THE INDEXES – Historical Index Returns later in this section for information about historical Index returns.

Examples

For each scenario below, assume an Index Account Option with a 1-year Crediting Period, Buffer (Buffer Rate 10%), Cap (Cap Rate 10%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	120	+20%	+10%	1000	+$100	$1,100
2	1000	100	105	+5%	+5%	1000	+$50	$1,050
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	95	-5%	0%	1000	$0	$1,000
5	1000	100	80	-20%	-10%	1000	-$100	$900

For each scenario below, assume an Index Account Option with a 2-year Crediting Period, Buffer (Buffer Rate 15%), Cap (Cap Rate 20%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	135	+35%	+20%	1000	+$200	$1,200
2	1000	100	112	+12%	+12%	1000	+$120	$1,120
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	88	-12%	0%	1000	$0	$1,000
5	1000	100	65	-35%	-20%	1000	-$200	$800

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 20%), Cap (Cap Rate 30%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	150	+50%	+30%	1000	+$300	$1,300
2	1000	100	115	+15%	+15%	1000	+$150	$1,150
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	85	-15%	0%	1000	$0	$1,000
5	1000	100	50	-50%	-30%	1000	-$300	$700

THE INDEXES

Generally

Each Index Account Option is linked to the performance of an Index. This section includes basic information about the Indexes.

Each Index is a market index.

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A market index tracks, directly or indirectly, the performance of a specific basket of stocks or other assets considered to represent a particular market or sector. Please note that by investing in an Index Account Option that is linked to the performance of a market index, you are not investing in the market index (it is not possible to invest directly in a market index), an index fund, or the securities that compose the index. You have no rights with respect to the index.

When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day.

The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INDEX PERFORMANCE RISKS for a discussion of the investment risks associated with the Indexes. Additional Index information is included in APPENDIX B. You may request additional information about each Index from our Administrative Office or your financial intermediary.

There is no guarantee that any particular Index will always be available under the Policy. We may change the Indexes for the Index Account Options from one Crediting Period to the next. We also reserve the right to substitute an Index prior to the end of a Crediting Period.

Market Indexes

The Indexes described in this section are market indexes.

S&P 500® Index

The S&P 500® Index (Ticker: SPX) is widely regarded as the best single gauge of large-cap U.S. equities. This market index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Historical Index Returns

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Index Account Option. Your performance under the Policy will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Account Options, and does not reflect Policy fees and charges, including surrender charges or negative Interim Value adjustments, which reduce performance.

1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Index Substitution

We reserve the right to substitute an Index prior to the end of a Crediting Period. During a Crediting Period, if a market index serving as an Index is discontinued, or if the calculation of the Index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, or if its investment objectives, strategies, or risks substantially change, we may substitute the Index with a new Index once we obtain all necessary regulatory approvals.

We will notify you of any such substitution in writing. We will seek to notify you at least 30 days prior to substituting an Index for any Index Account Option in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors which include, but are not limited to, asset class, index composition, strategy, and index liquidity. In the event that a comparable Index is not found, we will substitute the original Index with a broad-based securities market index. An Index Account Option will not be ended prior to the end of the Crediting Period due to our inability to find a comparable Index.

If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.

This example is intended to show how we would calculate the Index Change during a Crediting Period in which an Index was substituted.

Index Change on substitution date for original Index

Initial Index Value for original Index	1,000
Index Value for original Index on substitution date	1,050
Index Change for original Index on substitution date	(1,050 / 1,000) - 1 = 5.00%

This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.

Revised Initial Index Value for replacement Index

Index Change for original Index on substitution date	5.00%
Index Value for replacement Index on substitution date	1,000
Revised Initial Index Value for replacement Index	1,000 / (100.00% + 5) = 952.38

The Index Change calculation for that Crediting Period is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.

INTERIM VALUE

We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges. Interim Value is calculated at the end of a Business Day.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.

In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.

The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

An Interim Value is designed to be an estimated fair value for your investment in an Index Account Option prior to the end of the Crediting Period. The Interim Value for an Index Account Option is calculated using the following formula:

Index Base x (1 + Interim Value Index Credit Rate)

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Index Base. Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.

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Interim Value Index Credit Rate (Interim Value Adjustment). The Interim Value Index Credit Rate is an interim rate of return that may be positive, negative, or zero. We also refer to this interim rate of return as the “Interim Value adjustment.” We calculate this interim rate of return differently than the Index Credit Rate at the end of the Crediting Period, as described in EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

For more information about the calculation of Interim Value, see EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, as well as ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS in the Statement of Additional Information for detailed information and examples.

REDUCTION TO INDEX BASE

On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a proportionate reduction at that time. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn, or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). There is no way to increase your Index Base during a Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.

For example, assume that your Index Base on the first day of a Crediting Period for an Index Account is $10,000. Further, assume that there are no deductions as a result of fees, charges, or withdrawals from that Index Account until a given day before the end of the Crediting Period, on which day your Interim Value is $9,500 (before any deductions for fees, charges, or withdrawals) and a total of $475 in fees, charges, or withdrawals is deducted from that Index Account Option on that date. The $475 deduction would reduce your Interim Value to $9,025, representing a 5% reduction in your Interim Value (i.e., ($9,025 / $9,500) – 1 = 5%). As such, your Index Base would likewise be reduced by 5% from $10,000 to $9,500 (i.e., ($10,000 x (1 + -5%) = $9,500), a reduction to the Index Base of -$500. Please note that in this example, the reduction to the Index Base (-$500) was greater than the reduction in the Interim Value (-$475).

Continuing this example to the end of the Crediting Period, assume that there are no other deductions as a result of fees, charges, or withdrawals from that Index Account Option before the end of the Crediting Period:

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Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $10,450 (i.e., $9,500 x (1 + 10%) = $10,450). The Index Credit is +$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $11,000 (i.e., $10,000 x (1 + 10%) = $11,000), and the Index Credit would have been +$1,000.

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Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $8,550 (i.e., $9,500 x (1 + -10%) = $8,550). The Index Credit is -$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $9,000 (i.e., $10,000 x (1 + -10%) = $9,000), and the Index Credit would have been -$1,000.

PERFORMANCE LOCK

On any Business Day between the first and last day the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

If you exercise Performance Lock for an Index Account Option, your Interim Value for that Index Account Option (less any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account.

If you exercise Performance Lock, you will be locking-in an Interim Value. The Interim Value adjustment reflected in your locked-in

Interim Value may be negative. A negative Interim Value adjustment may result in significant loss.

Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied at the end of the Crediting Period of the Index Account Option for which you exercised Performance Lock. Depending on when you exercised Performance Lock, your investment might not participate in Index performance for up to one year.

For example, assume you invest $10,000 in an Index Account Option and you elect to exercise Performance Lock. If the Interim Value on the Performance Lock Date is $10,500 and there is $300 in applicable charges for that Index Account Option, we will transfer $10,200 to the Performance Lock Account, locking-in $200 of gain (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account). Conversely, if the Interim Value on the Performance Lock Date is $9,500 and there is $300 in other fees, we will transfer $9,200 to the Performance Lock Account, locking-in an $800 loss (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account).

You may “manually” exercise Performance Lock by contacting us on any Business Day before the end of the Crediting Period, in which case we will lock-in the Interim Value (less any applicable charges) next calculated after we receive your request in good order.

You may also exercise Performance Lock “automatically” based on a target gain that you provide us in advance. If you wish to enroll in this feature, you must provide us with instructions that identify a target gain percentage. After you enroll, Performance Lock will be automatically exercised if your Interim Value (after the deduction of any applicable charges) is greater than your Index Base by a percentage at least equal to your target gain. For instance, if you instruct us to exercise Performance Lock on any Business Day that would lock-in at least a 5% gain, Performance Lock will be automatically exercised on any Business Day that the Interim Value (after the deduction of any applicable charges) is at least 5% greater than your Index Base. In this example, if your Interim Value on a Business Day were at least 5% greater than your Index Base, but the deduction of any other applicable charges would result in less than a 5% gain, Performance Lock would not be automatically exercised on that Business Day. You may cancel your target gain instructions at any time before Performance Lock is exercised.

If you submit instructions with your Policy application for Performance Lock to be automatically exercised for an Index Account Option, those instructions will apply to any portion of your initial premium payment allocated to that Index Account Option (including any portion of your initial premium payment that we receive after the Policy Date). Those instructions will not apply to any additional premium payment, any other Index Account Option, or any future Crediting Period. You must submit separate instructions to exercise Performance Lock automatically in those instances.

If you exercise Performance Lock manually, you won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. If you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less the deduction of any applicable charges) will be triggered by the target gain that you set in advance.

We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. You should consult with a financial professional prior to exercising Performance Lock.

On the Performance Lock Date, the amount transferred to the Performance Lock Account will equal the locked-in Interim Value (less any applicable charges). Thereafter, until the next Allocation Anniversary, that amount will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. We may change the current annual interest rate at any time at our discretion, subject to a guaranteed minimum effective annual interest rate. The guaranteed minimum effective annual interest rate will be established on the Policy Date, and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater. For any date on which a fee, charge, or withdrawal is deducted from the Performance Lock Account, daily interest will be credited before the deduction of the fee, charge, or withdrawal.

Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges and taxes and a 10% federal penalty tax if made before age 59 1/2.

The amount held in the Performance Lock Account will remain there until the next Allocation Anniversary unless earlier withdrawn or annuitized. On the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. We must receive your instructions at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which your exercised Performance Lock. If that Index Account Option is no longer available for investment, such amount will be transferred to the Default Option. Currently, the Default Option is the Fixed Account Option.

Other information about Performance Lock:

•	Exercise of the Performance Lock feature is irrevocable.
•	The Performance Lock Account is an interest-bearing holding account under the Policy; it is not an investment option that you can select for investment.
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There is no limit on the number of times that you may exercise Performance Lock during the accumulation phase, but it may be exercised only once during any single Crediting Period for an Index Account Option.

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If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may provide separate manual or automatic Performance Lock instructions for any such Crediting Period.

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If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock for purposes of crediting interest; deducting fees, charges, and withdrawals; and transferring amounts from the Performance Lock Account on the next Allocation Anniversary.

You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office at (800) 525-6205. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when Performance Lock is exercised.

MATURITY

We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock).

See immediately below for SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value at the end of a Crediting Period. See DEFAULT OPTIONS for information on the default reallocation in the absence of such instructions.

SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT

When you are purchasing the Policy, coming to the end of a Crediting Period, making an additional premium payment, or coming to the next Allocation Anniversary after you exercise Performance Lock for an Index Account Option, you will have an opportunity to select from among the available Allocation Accounts for investment.

A list of the available Allocation Accounts is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY. The table does not include the current annual interest rate for the Fixed Account Option, or the current limits on Index gains for the Index Account Options, because they may change from one Crediting Period to the next, subject to applicable guaranteed minimums.

For instructions on how to obtain the current annual interest rate for the Fixed Account Option, see FIXED ACCOUNT OPTION. For instructions on how to obtain the current limits on Index gains for the Index Account Options, see INDEX ACCOUNT OPTIONS – LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE.

The following provides additional information about what to expect when selecting Allocation Accounts for investment:

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New Purchasers. If you are a new purchaser of the Policy, the rates in effect on the date that you sign the Policy application will apply to the premium accompanying your Policy application. We will also apply those same rates to any more premium we receive within 14 calendar days of your signature date (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover). Any premium we receive after that date will be considered an additional premium payment, and the rates in effect at the time of receipt in good order will apply. See “Additional Premium Payments” below.

For example, if you sign the Policy application on January 30, the current limits on Index gains as of that date will apply to the premium accompanying your Policy application. In addition, if we receive any more premium from you on or before February 13 (March 31 if the Policy is funded through an exchange, transfer, or rollover), the same rates will apply to that premium, even if the rates we are offering have otherwise changed since January 30. Any premium we receive after February 13 (or March 31 if the Policy is funded through an exchange, transfer, or rollover) will be considered to be an additional premium payment and different rates may apply.

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Additional Premium Payments. If you make an additional premium payment, the rates in effect as of the date we receive your additional premium payment in good order will apply. If your premium payment is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:

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For each Allocation Account in your standing allocation instructions, if that Allocation Account is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.

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For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option.

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End of a Crediting Period. If you are coming to the end of a Crediting Period, we will send you a Renewal Letter at least 21 days before the end of the Crediting Period. We must receive your instructions at least one Business Day before the end of the Crediting Period. In the absence of instructions, your Policy Value in the expiring Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period. If the expiring Allocation Account is no longer available for investment, your Policy Value in the expiring Allocation Account will be transferred to the Default Option.

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Next Allocation Anniversary After Exercising Performance Lock. If you exercised Performance Lock for an Index Account Option, on the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. You must submit instructions to us at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which you exercised Performance Lock. If that Index Account Option is no longer available for investment, the amount held in the Performance Lock Account will be transferred to the Default Option. We will send you a Renewal Letter at least 21 days before the next Allocation Anniversary, provided that you exercised Performance Lock no later than 21 days of the next Allocation Anniversary. If you exercised Performance Lock within 21 days of the next Allocation Anniversary, you will not receive a Renewal Letter.

Please note that we will not permit you to have more than 97 ongoing Crediting Periods at once.

When allocating an additional premium payment, or reinvesting or transferring Policy Value at the end of a Crediting Period, among the investment options that are generally available for investment, you may not invest in any Allocation Account that has a Crediting Period that extends beyond the last available Annuity Commencement Date. If there is no eligible Allocation Account, only the Default Option will be available to you for investment. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law). See ANNUITY PAYMENTS (INCOME PHASE).

TRANSFERS

You may transfer Policy Value between Allocation Accounts only at certain times. You are permitted to transfer Policy Value from an Allocation Account in which you are currently invested only at the end of that Allocation Account’s Crediting Period. Policy Value transferred into an Allocation Account cannot be applied to an ongoing Crediting Period. This means that when you transfer Policy Value between Allocation Accounts, the transfer will start a new Crediting Period for the Allocation Account receiving the transfer.

DEFAULT OPTION

Under certain circumstances as described in this prospectus, your premium payment or Policy Value will be automatically allocated to the Fixed Account Option, which is currently the Default Option. We reserve the right to change the Default Option (including to an Index Account Option), but will not change the Default Option without first amending this prospectus.

Once a premium payment or Policy Value has been allocated to the Fixed Account Option by default, your investment in the Fixed Account Option is subject to the same terms and conditions as any other investment in the Fixed Account Option. You may not transfer Policy Value invested in the Fixed Account Option until the end of the Crediting Period. You may withdraw amounts invested in the Fixed Account Option at any time; however, you will be subject to applicable surrender charges and income taxes (including a 10% federal penalty tax if taken before age 591/2).

In each circumstance where Policy Value may be automatically allocated to the Default Option, we reserve the right to designate in an amendment to this prospectus a different Allocation Account to receive that Policy Value in lieu of the Default Option. We will not exercise this right without first amending this prospectus. For example, if we remove an Allocation Account from the Policy but add a new Allocation Account with substantially similar features, we may specify in an amendment to this prospectus that the new Allocation Account will replace the removed Allocation Account in Owners’ standing allocation instructions for additional premium payments, or that Policy Value will be automatically reinvested in the new Allocation Account rather than the Default Option at the end of a Crediting Period (or on the next Allocation Anniversary if Performance Lock has been exercised) in the absence of instructions.

EXPENSES AND ADJUSTMENTS

There are fees, charges, and adjustments associated with the Policy that may reduce the return on your investment.

SURRENDER CHARGES

During the accumulation phase, you can withdraw part (withdrawal) or all (Surrender) of your Policy’s cash value. Restrictions may apply to qualified Policies. When you take a withdrawal or Surrender, we may apply a surrender charge to compensate us for start-up expenses of the Policy relating to sales, including commissions to registered representatives and other promotional expenses.

Surrender charges, if any, apply to each premium payment, regardless of how Policy Value is allocated among the Allocation

Accounts. The surrender charge decreases based on the number of years since the premium payment was made, as reflected in the table below.

Surrender Charge

(as a percentage of premium withdrawn or Surrendered)

Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8.00%
Year 1-2	8.00%
Year 2-3	7.00%
Year 3-4	6.00%
Year 4-5	5.00%
Year 5-6	4.00%
Year 6+	0.00%

Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year as described below. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2)  earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

For example, assume your premium payments total $100,000 and your Policy Value is $106,000 at the beginning of the second Policy Year, and you request a withdrawal of $30,000. Since that amount is more than your surrender charge-free amount ($100,000 * 10% = $10,000 is greater than the $6,000 in earnings and all premiums are currently subject to surrender charge), you would pay a surrender charge of $1,600 on the remaining $20,000 (i.e., 8% x ($30,000 – $10,000) = $1,600). Likewise, assume your Policy Value is $80,000 (total premium payments total $100,000) at the beginning of the second Policy Year and you Surrender your Policy. Since you have no earnings due to your Policy Value decreasing and all premiums are currently subject to surrender charge, your surrender charge-free amount would be $10,000 and you would pay a surrender charge of $7,200 (i.e., 8% x ($100,000 – ($10,000) = $7,200).

For surrender charge purposes, earnings are considered to be withdrawn first, then the oldest premium is considered to be withdrawn next. There is no surrender charge on the withdrawal of earnings or premium payments that are no longer subject to surrender chargers. However, withdrawals of these amounts will count towards your surrender charge-free amount when withdrawn. This means that withdrawing such amounts will reduce (possibly to zero) your surrender charge-free amount for a Policy Year.

Keep in mind that withdrawals may be taxable and, if taken before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals from non-qualified Policies are considered to come from taxable earnings first.

See SURRENDER CHARGE WAIVERS for information about the Policy’s surrender charge waivers. Please note that any amounts withdrawn pursuant to a surrender charge waiver will count against the surrender charge-free amount for a Policy Year.

We may elect to reduce or eliminate the amount of the surrender charge when the Policy is sold under circumstances which reduce our sales or other expenses, or when required by regulation or regulatory authority.

Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to Policy Value). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy Value). Surrender charges do not apply upon annuitization.

INTERIM VALUE ADJUSTMENT

As previously discussed under INDEX ACCOUNT OPTIONS – INTERIM VALUE, we calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. Interim Values reflect an interim rate of return, also referred to as the “Interim Value adjustment” or “Interim Value Index Credit Rate.” An Interim

Value adjustment may be positive, negative, or equal to zero.

The application of a negative Interim Value adjustment will result in loss. A negative Interim Value adjustment will reduce the Policy Value, Policy cash value, and the death benefit, perhaps significantly. The negative impacts to your Policy could be greater than the amount withdrawn or otherwise removed from an Index Account Option. Any losses you incur will be greater if you also incur a surrender charge, taxes, or tax penalties. There are no circumstances under with an Interim Value adjustment will be waived.

In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment – or the Interim Value Index Credit Rate – is calculated differently than the Index Credit Rate at the end of a Crediting Period. Interim Value adjustments are not directly tied to the performance of the Index for an Index Account Option, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period.

Any fees or charges applicable to an Interim Value transaction will be applied after the Interim Value adjustment. Any applicable surrender charge or special service fee will not be reflected in the Interim Value(s). They will be deducted from the Interim Value(s) on a dollar-for-dollar basis. Your Policy cash value will reflect your Interim Values and all applicable fees and charges.

In addition to an Interim Value adjustment and applicable fees and charges, all withdrawals taken, and fees and charges deducted, from Interim Value will trigger an immediate proportionate reduction to your Index Base. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. A reduction to your Index Base will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

An Interim Value adjustment is not a fee or charge that is provided in consideration for any specific Policy feature. Interim Value adjustments are related to the value of the derivative and fixed income instruments that we may hold in support of our financial obligations under the Policy. Interim Value adjustments shift risk from us to Owners, protecting us from losses when amounts are withdrawn or otherwise removed from an Index Account Option prior to end of a Crediting Period.

Interim Value adjustments are calculated pursuant to a formula and may be affected by numerous factors such as Index performance; market volatility (based on availability of calculation data); interest rates; the likelihood, and magnitude of, a positive or negative Index Credit Rate at the end of the Crediting Period; the length of time remaining in the Crediting Period; and the risk of loss and the possibility of gain at the end of the Crediting Period. In addition, if a premium payment allocated to an Index Account Option is still within its six-year surrender charge period, then in addition to applicable surrender charges, the Interim Value adjustment also reflects a market value adjustment based on changes in interest rates. The impact of this additional adjustment on Interim Value is at its greatest on the first day of the surrender charge period.

You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when an Interim Value transaction is performed.

SERVICE CHARGE

We will deduct a service charge from your Policy on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less. We reserve the right to waive this charge for any reason, but we guarantee that we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy.

For example, assume your Policy Value is $100,000 on a Policy Anniversary prior to the Annuity Commencement Date. Because 2% of your Policy Value on that Policy Anniversary (i.e., $2,000) is more than the maximum service charge of $50, the service charge on that Policy Anniversary would be limited to $50.

When assessed, this charge will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. If the charge is deducted before the end of a Crediting Period for an Index Account Option, the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the service charge.

This charge will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.

SPECIAL SERVICE FEES

We may deduct a charge for the following special services: overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. The fees charged for any such service will vary, but will not exceed $50 per service. We will not deduct the charge from your Policy. We will require you to pay by credit card or other accepted method when you request the service. If the service involves the issuance of a check to you, we may allow you to deduct the charge from the final check.

REDUCED FEES AND CHARGES

We may, at our discretion, reduce or eliminate certain fees and charges for certain Policies (including employer-sponsored savings plans), which may result in decreased costs and expenses.

ORDERING OF FEES AND CHARGES

At the end of the Crediting Period for an Index Account Option, fees and charges are applied after the Index Credit. Likewise, before the end of a Crediting Period for an Index Account Option, gains and losses resulting from Interim Value adjustments are applied before fees and charges. For the Fixed Account Option, the Performance Lock Account, or the Fixed Holding Account, interest is applied daily before any Policy fees or charges are deducted. Please see FEE TABLE for more information.

PREMIUM TAXES

A deduction may also made for premium taxes, if any, imposed on us by a state, municipality, or other government agency. We may, at our discretion, deduct the tax, currently ranging from 0% to 3.5%, from the Policy Value when you begin receiving annuity payments, you Surrender the Policy, or death proceeds are paid. We may decide to deduct the tax at the time that you make a premium payment or when due to the applicable taxing authority.

FEDERAL, STATE, AND LOCAL TAXES

We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.

ACCESS TO YOUR MONEY

During the accumulation phase, you have access to the money in your Policy by taking a withdrawal or Surrender. You may also take automatic withdrawals by electing the systematic payout option.

Remember:

•	A Surrender will terminate the Policy and all its benefits, including the death benefit.
•	Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
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Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be processed based on an Interim Value for that Index Account Option. An Interim Value adjustment will apply, which may be negative. See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

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Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A proportionate reduction to your Index Base may be greater than the amount withdrawn. See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

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Income taxes, federal tax penalties, and certain restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1/2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.

•	Any type of withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy) and the amount of the death benefit.
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Automatic withdrawals under the systematic payout option (see SYSTEMATIC PAYOUT OPTION below), and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals, including applicable surrender charges, Interim Value adjustments, and income taxes and tax penalties and proportionate reductions to the death benefit and Index Base(s).

You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you take a withdrawal or Surrender.

During the income phase, you will receive annuity payments under the fixed income option you select. You may not take any withdrawals or Surrender the Policy. The Policy has no cash value during the income phase.

SURRENDERS AND WITHDRAWALS

During the accumulation phase, you may withdraw all (Surrender) or a portion (withdrawal) of your Policy’s cash value. Your cash value is equal to the Policy Value less any surrender charges, if applicable. If you request a Surrender, you will receive the Policy’s cash value.

If you request a withdrawal, the minimum withdrawal is $500, with the exception of automatic withdrawals and minimum required distributions. When requesting a withdrawal:

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You may instruct us that the withdrawal is to be taken from one or more of your Index Account Options, your Fixed Account Option, and/or the Performance Lock Account. You cannot instruct us to take a withdrawal from the Fixed Holding Account until all of your Allocation Accounts and the Performance Lock Account have been exhausted of value.

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In the absence of instructions, the withdrawal will be taken from each Account in proportion to the portion of Policy Value in each Account, excluding the Fixed Holding Account until all other Accounts have been exhausted of value.

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If you have multiple ongoing Crediting Periods for the same Allocation Account, any withdrawal from that Allocation Account will always be taken pro-rata from all of the Crediting Periods. You could instruct us not to take the withdrawal from that Allocation Account, but you could not instruct us to take the withdrawal from only one or some of those Crediting Periods.

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If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock. However, any withdrawal from the Performance Lock Account will always be taken pro-rata from those distinct amounts. You could instruct us not to take the withdrawal from the Performance Lock Account, but you could not instruct us to take the withdrawal from amounts only attributable to a specific exercise of Performance Lock.
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Please note that Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

We must receive your withdrawal or Surrender request, in good order, before the Annuity Commencement Date. Withdrawals and Surrenders will normally be effective as of the end of the Business Day the request is received in good order. If we receive a request before the end of a Crediting Period, and the request does not specify a withdrawal or Surrender date, we will process the withdrawal or Surrender as of the date received, which could be before the end of the Crediting Period. We encourage you to specify a withdrawal or Surrender date with your request when you intend to take a withdrawal or Surrender at the end of a Crediting Period.

Payment of withdrawal or Surrender proceeds will generally occur within seven days from the date we receive in good order all required information. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

GROSS AND NET WITHDRAWALS

You may request withdrawals in either a gross or a net amount. In the absence of instructions, the withdrawal will be taken on a gross basis. The gross withdrawal is the total amount which will be deducted from your Policy Value as a result of the withdrawal, including any applicable surrender charges and any other fees and charges, while the net withdrawal is the amount you actually receive (exclusive of any tax withholdings). The gross withdrawal may be more than your requested withdrawal amount, if requested on a net basis, depending on whether surrender charges and any other fees and charges apply at the time of the withdrawal.

The gross withdrawal equals the net withdrawal plus the surrender charge and any other fees and charges on the excess withdrawal amount.

The excess withdrawal amount is the portion of the requested withdrawal or Surrender that is subject to surrender charges (that is, the portion which is in excess of the surrender charge-free portion). For example, if the requested withdrawal or Surrender amount is $1,000, and the surrender charge-free amount is $200, then the excess withdrawal that is subject to surrender charge would be $800.

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If you request that the withdrawal be taken on a gross basis, you may not receive the withdrawal amount requested. Any surrender charges and any other fees and charges that apply to the withdrawal will be deducted from the amount you receive. As such, your Policy Value will be reduced by the withdrawal amount you requested, but you may receive less than that amount.

Assuming you request a gross withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,000 and you will receive a net amount equal to $4,650 (i.e., $5,000 – ($5,000 x 7%) = $4,650).

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If you request that the withdrawal be taken on a net basis, you will receive the withdrawal amount requested (exclusive of any tax withholdings). However, any fees and charges that apply at the time of the withdrawal, including surrender charges, will also be deducted from your Policy Value. As such, your Policy Value may be reduced by an amount greater than the amount you receive. Assuming you request a net withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,376.64 (i.e., $5,000 / (1 – 7%) = $5,376.34) and you will receive a net amount equal to $5,000.

SURRENDER CHARGE WAIVERS

This section describes the surrender charge waivers that are available under the Policy. Please note that any amounts withdrawn or Surrendered under any of these surrender charge waivers will count against the surrender charge-free amount for a Policy Year. Withdrawals taken under a surrender charge waiver are still subject to the same risks as any other withdrawals, including the risks listed at the beginning of this section (except surrender charges) and described further in the cross-referenced sections.

Minimum Required Distributions

For tax-qualified plans and policies, withdrawals taken to satisfy minimum required distribution requirements under Section 401(a)(9) of the Internal Revenue Code (IRC) are available with no surrender charges. The amount available from this Policy with respect to the minimum required distribution is based solely on this Policy.

Any amount requested in excess of the IRC minimum required distribution will have the appropriate surrender charges applied, unless the excess distribution qualifies as surrender charge-free under any additional options provided (e.g., the surrender charge-free amount).

Nursing Care and Terminal Condition Waiver

No surrender charges will apply if you take a withdrawal ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	Confined in a hospital or nursing facility for 30 days in a row after the Policy Date; or
•	Diagnosed with a terminal condition after the Policy Date (usually a life expectancy of 12 months or less).

For a waiver due to a condition related to confinement in a hospital or nursing facility, we must receive each withdrawal request (and proof of eligibility with each request) no later than 90 days following the date that confinement has ceased, unless it can be shown that it was not reasonably possible to provide the notice and proof within the above time period and that the notice and proof were given as soon as reasonably possible. However, in no event shall the notice and proof be provided later than one year following the date that confinement has ceased.

For a waiver related to a terminal condition, proof of eligibility is required only with the initial withdrawal request and must be furnished by the attending physician. We must receive a new request for each withdrawal under this waiver. Each withdrawal request must be received no later than one year following diagnosis of the terminal condition.

You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant’s spouse if the Owner is not a natural person. There is no restriction on the maximum amount you may withdraw under this benefit. There is no charge for this benefit.

This benefit is not intended to provide long-term care or nursing home insurance. This benefit is not available if the Owner or Owner’s spouse (Annuitant or Annuitant’s spouse, if the Owner is a non-natural person) has been admitted to a hospital on the Policy Date or already resides in a nursing facility on the Policy Date.

SYSTEMATIC PAYOUT OPTION

You can select at any time during the accumulation phase to receive regular automatic withdrawals from your Policy by using the systematic payout option.

Automatic withdrawals can be taken monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $50. Monthly and quarterly automatic withdrawals must generally be taken by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

You may stop automatic withdrawals at any time with a 30 day Written Notice sent to our Administrative Office.

INVOLUNTARY CASHOUT

If your Policy Value is below $2,000, and there have been no premium payments made to the Policy within the last three Policy Years, we reserve the right to terminate the Policy and pay the Policy Value (an “Involuntary Cashout”).

SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any withdrawal or Surrender over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the Owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•

Any withdrawal or Surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;

•	Any withdrawal or Surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity; or
•	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

BENEFITS AVAILABLE UNDER THE POLICY

The following table summarizes information about the benefits available under the Policy.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock	Allows you to lock-in an Interim Value for an Index Account Option prior to the end of a Crediting Period.	Standard	No Charge

•   An Interim Value adjustment will apply, which may be negative.

•   The Downside Protection Type will not apply. Losses could be significant.

•   You will not know the locked-in Interim Value in advance.

•   Exercise is irrevocable.

•   We will not provide advice, notification, or warning regarding exercise.

•   Locked-in amount is transferred to the Performance Lock Account, where it remains until the next Allocation Anniversary unless earlier withdrawn or annuitized.

•   Amounts in the Performance Lock Account do not participate in Index performance. No Index

Credit will be applied after exercise.
Surrender Charge-Free Amount	An amount that may be withdrawn each Policy Year without incurring surrender charges.	Standard	No Charge

•   Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases.

•   Unused surrender charge-free amounts not available in future Policy Years.

RMD Surrender Charge Waiver	Waives surrender charges on withdrawals taken to satisfy required minimum distributions.	Standard	No Charge	• RMD amount based solely on the Policy. • Withdrawals may be subject to negative Interim Value adjustments, taxes, and proportionate reductions to the death benefit and Index Bases.
Nursing Care and Terminal Condition Waiver	Waives surrender charges if you or your spouse are confined to a nursing home or have terminal illness.	Standard	No Charge

•   Withdrawals under waiver are subject to a $1,000 minimum.

•   Qualifying conditions related to nursing home stay and terminal illness apply.

•   Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases.

Systematic Payout Option	Allows you to take regular automatic withdrawals from the Policy.	Standard	No Charge

•   Available only during the accumulation phase.

•   Withdrawals may be taken monthly, quarterly, semi-annually, or annually.

•   Withdrawals subject to a $50 minimum.

•   Withdrawals may be subject to surrender

charges, negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases

DEATH BENEFIT

The Policy includes a death benefit that will become payable to the named beneficiary or beneficiaries under certain circumstances as described in this section. The death benefit may become payable only during the accumulation phase of the Policy.

GENERAL

The Policy has a death benefit for no additional charge. Upon the death of the Annuitant or Owner during the accumulation phase, the death benefit will equal the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges).

In all cases, if the death benefit amount is lower than the minimum we are required to pay under applicable law, we will pay the greater amount required by applicable law.

See below THE DEATH BENEFIT AMOUNT for more information about how the death benefit is calculated.

All death benefit guarantees are subject to our financial strength and claims-paying ability.

No death benefit will be payable on or after the Annuity Commencement Date. Please note that the Annuity Commencement Date is the date that the Policy enters the income phase. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law). In the event of a death on or after the Annuity Commencement Date, the amount payable will depend on the fixed income option selected for the income phase.

We will determine the amount of (if any) and process the death benefit proceeds payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of death, written directions regarding how to process the death benefit, and any other documents, forms, and information that we need (collectively referred to as “due proof of death”). For Policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death benefit. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk of the Policy until they submit due proof of death. The death benefit proceeds remain invested in accordance with the allocations made by the Owner, and otherwise in accordance with the terms of the Policy and as described in this prospectus, until the beneficiary has provided us with due proof of death and all death benefit proceeds have been paid. Due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.

Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. See OTHER INFORMATION – Abandoned or Unclaimed Property. We reserve the right to independently verify the status of any life relevant to the Policy, including verifying when or if an Owner or the Annuitant has died.

Payment of death benefit proceeds will generally occur within seven days from the date we receive due proof of death. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

BENEFICIARIES

You may designate a beneficiary or beneficiaries to receive amounts payable upon your death. The beneficiary designation will remain in effect until changed. You may change the designated beneficiary by sending us Written Notice. The beneficiary designation (or beneficiary change) will take effect upon the date you sign it. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary. We will not be liable for any payment made before the Written Notice is received at our Administrative Office.

If there is more than one beneficiary at any level (primary or contingent), and you failed to specify their interest, they will share equally.

THE DEATH BENEFIT AMOUNT

Death of Person who is both the Annuitant and an Owner Before the Annuity Commencement Date

The death benefit becomes payable if:

•	You are both the Annuitant and the Owner (or joint Owner) of the Policy; and
•	You die before the Annuity Commencement Date.

Under these circumstances, the death benefit will equal the greatest of:

The Policy Value (which will already reflect any applicable fluctuations of the Interim Value) on the date we receive due proof of death and an election of method of settlement.

If an Owner is not also the Annuitant, in the event of simultaneous deaths of the Owner and the Annuitant, the death proceeds equal the amount described in this subsection.

Death of Person who is an Owner but not the Annuitant

The death benefit becomes payable if:

•	You are the Owner (or joint Owner) of the Policy but not also the Annuitant; and
•	You die before the Annuity Commencement Date.

Under these circumstances, the death benefit will equal the Policy value (which will already reflect any applicable fluctuations of the Interim Value) on the date we receive due proof of death and an election of method settlement.

For purposes of this section, if the Owner is not an individual, then the death of the Annuitant will be treated as the death of the Owner who is also the Annuitant, as described under “Death of Person who is both the Annuitant and an Owner” above.

Death of Annuitant Who is Not an Owner Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the Annuitant is not the Owner, and the Owner is a natural person:

The Owner shall become the Annuitant or, in the case of joint Owners where neither is the deceased Annuitant, the younger Owner shall become the Annuitant.

Interim Value

If the Policy is invested in an Index Account Option, and the Policy Value death benefit becomes payable before the end of the Crediting Period, the amount payable from that Index Account Option will be calculated based on the Interim Value of that Index Account Option. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for the death benefit.

Distribution Rules

When a death benefit becomes payable upon the death of an Owner, the death benefit will be paid in accordance with the following rules:

•	If an individual Owner is alive at the time of the decedent’s death, payment will be made to that surviving Owner; otherwise
•	If a primary beneficiary is alive at the time of the decedent’s death, payment will be made to the primary beneficiary; otherwise
•	If a primary beneficiary dies before the decedent and there are additional living primary beneficiaries, the deceased primary beneficiary’s interest will be shared proportionately with all living primary beneficiaries; otherwise
•	If all primary beneficiaries die before the decedent’s death, payment will be made to the living contingent beneficiary(ies), if any; otherwise
•

If a contingent beneficiary dies before the decedent and there are additional living contingent beneficiaries, the deceased contingent beneficiary’s interest will be shared proportionately with all living contingent beneficiaries; otherwise

•	In the event no primary or contingent beneficiaries have been named and/or all have died before the decedent, payment will be made to the decedent’s estate.

If a primary or contingent beneficiary dies after the decedent’s death, but prior to death proceeds being payable to the beneficiary, payment will be made to the beneficiary’s estate.

Please note, in accordance with the rules above, if there is a surviving Owner when a death benefit becomes payable, the surviving Owner will receive the death benefit (i.e., the surviving Owner takes the place of any beneficiary designation).

The person receiving the death benefit may choose to receive the death benefit as a lump sum, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law. The beneficiary may be able to continue the Policy in his or her own name if the beneficiary is the Owner’s surviving spouse, as described below. Distribution requirements may apply upon the death of any Owner. See TAX INFORMATION for a more detailed discussion of the distribution requirements that apply under the Policy in accordance with the Internal Revenue Code.

DEATH AFTER THE ANNUITY COMMENCEMENT DATE

The amount payable, if any, on or after the Annuity Commencement Date depends on the fixed income option selected. However, in all cases if an Owner dies on or after the Annuity Commencement Date, any remaining interest in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death. In addition, please carefully note the following:

IF:

•	You are not the Annuitant; and
•	You die on or after the Annuity Commencement Date; and
•	The entire guaranteed amount in the Policy has not been paid;

THEN:

•	The remaining portion of such guaranteed amount in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	You are the Owner and Annuitant; and
•	You die after the Annuity Commencement Date; and
•	The fixed income option you selected did not have or no longer has a guaranteed period;

THEN:

•	No additional payments will be made.

BENEFICIARY CONTINUATION

Spousal Continuation

Spousal continuation provisions may be exercised upon the death of the Owner/Annuitant (when the same person) or death of the Owner (when the Owner and Annuitant are not the same person) during the accumulation phase. In such circumstances, the spousal beneficiary may elect to continue the Policy in his or her own name as the new Owner and Annuitant.

The terms and conditions of the Policy that applied prior to the decedent’s death will continue to apply, with certain exceptions described in the Policy.

See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the Policy is a revocable grantor trust, and the spouse of the decedent is the sole grantor, trustee, and beneficiary of the trust, and the trust is using the spouse of the decedent’s social security number at the time of claim, she or he shall be treated as the decedent’s spouse. In those circumstances, the decedent spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant’s spouse is the sole primary beneficiary of the Annuitant’s interest in such account, the Annuitant’s spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

If the Policy is continued, all current surrender charges at the time of continuation will be waived. Any premium payments received after the time of continuation will be subject to any applicable surrender charges.

Non-Spouse Beneficiary Continuation

Non-spouse beneficiary continuation provisions may be exercised upon the death of the Annuitant when the Owner and Annuitant are the same person. See TAX INFORMATION for a more detailed discussion of the distribution options and requirements that apply under the Policy in accordance with the Internal Revenue Code.

The terms and conditions of the Policy that applied prior to the Owner’s death will continue to apply, with certain exceptions described in the Policy.

Current surrender charges will be waived. However, any premium payments received after the beneficiary elects their form of distribution (for example a 5-year delay or non-qualified stretch) will be subject to any applicable surrender charges.

Investments in Allocation Accounts Upon Continuation

At the time that the Policy is continued, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus.

If a Crediting Period for an Allocation Account ends while the death claim is pending, Policy Value invested in that Allocation Account will be automatically reinvested in the same Allocation Account based on the applicable rates for the new Crediting Period, provided that the same Allocation Account is available for investment. If the same Allocation Account is not available for investment, the Policy Value will be automatically transferred to the Fixed Holding Account until the death claim can be processed. Once the death claim is processed, we must receive new allocation instructions for that Policy Value within 30 days of continuation or it will be automatically allocated to the Default Option, as described above.

ANNUITY PAYMENTS (THE INCOME PHASE)

Upon the Annuity Commencement Date, your annuity switches from the accumulation phase to the income phase. You may use the Policy Value on the Annuity Commencement Date to purchase one or more fixed income options. The annuity payments will be made to the Payee(s).

You can generally change the Annuity Commencement Date by giving us 30 days’ Written Notice. This date cannot be earlier than 13 months after the Policy Date. The latest Annuity Commencement Date generally cannot be later than the Policy Anniversary on or following the Annuitant’s 99th birthday.

Before the Annuity Commencement Date, if the Annuitant is alive, you may choose a fixed income option or change your election. Once proceeds become payable and a fixed income option has been selected, we will issue a supplementary contract to reflect the terms of the selected option. The contract will name the Payee(s) and will describe the payment schedule.

Your Policy may not be “partially” annuitized. For example, you may not apply a portion of your Policy Value to a fixed income option while keeping the remainder of your Policy Value in the accumulation phase.

Risk of Annuitizing Prior to the End of a Crediting Period

The Policy allows annuitization at times that may not correspond to the end of a Crediting Period. If the Policy is annuitized before the end of a Crediting Period for an Index Account Option, the amount from that Index Account Option being annuitized will be calculated based on an Interim Value. An Interim Value could reflect significantly less gain or more loss than would be applied at the end of the Crediting Period. As such, there could be significantly less money available to you for annuitization, potentially reducing the value of your income stream during the income phase.

If your Policy is annuitized when you have multiple ongoing Crediting Periods for Index Account Options that end at different times, the amount annuitized will be based on an Interim Value for some or all of your Index Account Options. As such, for as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no date that you can select for annuitizing that will not result in the application of at least one Interim Value.

Fixed Income Options

The Policy provides several fixed income options that are described below. Each fixed income option provides for fixed annuity payments, meaning that the amount of each payment will be set on the Annuity Commencement Date and will not change.

The amount payable under a fixed income option is determined based on the amount applied to a fixed income option and the minimum guaranteed interest rate tables and mortality tables included in your Policy. Payments at the time of their commencement will not be less than those that would be provided by the application of the Policy proceeds to purchase a single premium immediate annuity policy at purchase rates offered by the Company at the time to the same class of Annuitants.

You must decide if you want your annuity payments to be guaranteed for the Annuitant’s lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if you combine a period certain or guaranteed amount with a lifetime guarantee (e.g., Life with 10 Years Period Certain, or Guaranteed Return of Policy Proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).

Payments will be made at 1-, 3-, 6-, or 12-month intervals. We reserve the right to avoid making payments of less than $20.00. Certain income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code. If the proceeds are less than $2,000, we reserve the right to pay them out as a lump sum instead of applying them to a fixed income option. We may require proof of age before making annuity payments.

A charge for premium taxes may be made when annuity payments begin.

The fixed income options currently available are explained below. You may choose any combination of these fixed income options. Certain fixed income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code.

Income for a Specified Period. We will make level annuity payments only for a fixed period that you choose. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. In the event of the death of the person receiving payments prior to the end of the fixed period elected, payments will be continued to that person’s beneficiary. No funds will remain at the end of the period.

If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. This will be a series of level annuity payments followed by a smaller final annuity payment. In the event of the death of the person receiving payments prior to the time Policy proceeds with interest are exhausted, payments will be continued to that person’s beneficiary.

If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Life Income. You may choose between:

•

Life Only – Payments will be made only during the Annuitant’s lifetime. The last annuity payment will be the payment immediately before the Annuitant’s death. If you choose this option and the Annuitant dies before the due date of the first annuity payment, no payments will be made.

This option is not available if the Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.

•	Life with 10 Years Period Certain – Payments will be made for the longer of the Annuitant’s lifetime or ten years.
•

Guaranteed Return of Policy Proceeds – Payments will be made for the longer of the Annuitant’s lifetime or until the total dollar amount of payments made to you equals the amount applied to this option.

Joint and Survivor Annuity. You may choose:

•

Life Only – Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of your selection. Annuity payments will be made as long as either person is living. If you choose this option and both joint Annuitants die before the due date of the first annuity payment, no payments will be made.

This option is not available if an Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.

•	Life with 10 Years Period Certain – Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.

Other fixed income options may be arranged by agreement with us. Some fixed income options may not be available for all Policies or all ages, or we may limit certain fixed income options to ensure they comply with the applicable tax law provisions.

NOTE CAREFULLY IF:

•	You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•	The Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity;

THEN:

•	We may make only one (two, three, etc.) annuity payments.

IF:

•	You choose Income for a Specified Period, Life Income – Life with 10 Years Certain, Life Income – Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	The person receiving annuity payments dies prior to the end of the guaranteed period;

THEN:

•	The remaining guaranteed annuity payments will be continued to a new Payee, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the Payee’s address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.

You must annuitize your Policy no later than the latest Annuity Commencement Date. If you do not elect a fixed income option by the latest Annuity Commencement Date, the default fixed income option will be Life with 10 Years Certain unless we agree to another method of payment.

Please note, all benefits (including the death benefit) terminate upon annuitization. The only benefits that remain include the guarantees provided under the terms of the applicable fixed income option.

TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not exhaustive, does not purport to cover all situations, and is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflect our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service (“IRS”). The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult your own financial professional about your own circumstances. The Company makes no guarantee regarding any tax treatment — federal, state, or local — of any Policy or of any transaction involving a Policy.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of Policy- qualified or nonqualified.

If you purchase the Policy as an individual retirement annuity (“IRA”) or as a part of a 403(b) plan, 457 plan, a pension plan, a profit-sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a deferred annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions you can make annually to a qualified Policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a Policy’s provisions, the plan’s provisions will control.

If you purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.

You will generally not be taxed on increases in the value of your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.

The IRS has not reviewed the Policy for qualification as an IRA or otherwise and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.

Tax Status of a Nonqualified Policy

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner’s death. If any Owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such Owner’s date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distributions must begin not later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner’s death the Owner’s surviving spouse is the designated beneficiary of the policy, then the policy may be continued

with the surviving spouse as the new Owner. If any Owner is a non-natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Recharacterization. In some circumstances, the IRS and courts have recharacterized variable annuity policies by treating the policyholder, for federal income tax purposes, as owning the separate account assets on which the policy is based. The IRS guidance in this area has focused on whether the policyholder has excessive control over the separate account assets. Such control may exist if the policyholder can allocate amounts under the policy to purchase specific assets within the separate account that also are available outside of the policy. In addition, the IRS and courts considered whether the variable annuity holder’s position is substantially identical to what it would have been if the holder had purchased the separate account assets directly, rather than having purchased a variable annuity policy. Similar federal income tax principles also can operate to recharacterize an arrangement for income tax purposes in certain circumstances, such as if the substance of the arrangement differs from its form. If the authorities on policyholder control or similar tax principles apply, the tax-deferred status of the policy may be adversely affected. For example, the owner of the policy could be taxed annually on the income and gains attributable to the assets that determine the policy values and benefits.

We do not believe that these authorities or tax principles should apply to this Policy. Although we hold certain amounts attributable to the Policy in our Separate Account, you do not share in the investment performance of any assets in the Separate Account. Rather, our obligations under the Policy are independent of the investment performance of the Separate Account. In addition, allocations under the Policy to the Index Account Options are distinguishable from a direct investment in the assets comprising the corresponding indexes. However, there is no IRS guidance or other authority directly addressing whether or how the rules summarized above may apply to the Policy. We reserve the right to amend this Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain the Policy’s tax status or to conform the Policy to any applicable changes in the tax qualification requirements. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule for certain types of trusts and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional.

Commencement Date. If the Policy’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, e.g., past age 95, it is possible that the Policy would not be treated as an annuity for federal income tax purposes. In that event, any increases in the Policy Value could be currently includable in the Owner’s income.

The remainder of the discussion in this TAX INFORMATION section assumes that the Policy qualifies as an annuity policy for federal income tax purposes.

Taxation of a Nonqualified Policy in General

Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Different Individual Owner and Annuitant

If the Owner and Annuitant on the Policy are different, there may be negative tax consequences and uncertainty regarding how federal income tax rules apply to the Policy. You should consult your legal counsel or financial professional if you are considering designating a different individual as the Annuitant on your Policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in your Policy and the dates will be the same. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your Policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the Annuity Payment Option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments are includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income.

If you select more than one Annuity Payment Option, special rules govern the allocation of the Policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option and the tax treatment of other distributions from the Policy thereafter. You should consult a competent financial professional as to the potential tax effects of allocating less than the full Policy Value to any particular Annuity Payment Option.

If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may be allowable as a tax deduction. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.

Taxation of Surrenders and Withdrawals—Nonqualified Policies

When you surrender your Policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary income tax rates rather than capital gains tax rates.

The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts:

(1) paid on or after the taxpayer reaches age 59 1/2; (2) paid on or after the Owner (or where the Owner is a non-natural person, the primary Annuitant) dies; (3) attributable to the taxpayer becoming disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity (as defined in the Code); or (6) allocable to “investment in the policy” made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that an individual is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, there is some uncertainty regarding whether and how certain of the exceptions apply in the case of a Policy issued to a non-natural person, such as a trust. You may wish to consult a financial professional for more information regarding the imposition of the penalty tax.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner’s income when a taxable distribution (other than annuity payments) occurs. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, a surrender, or an annuity payment that is taxable and the amount that might be subject to the 10% penalty tax described above. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with your financial professional regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified Policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If you exchange part of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be increased by a pro rata portion of the “investment in the policy” that you exchanged. In either case, your Policy Value immediately after the exchange may exceed your “investment in the policy.” That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).

If you exchange part of an existing contract for the Policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in your income and subject to a 10% penalty tax.

You should consult your financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if you may take a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare tax thresholds have been met. As such, distributions from your qualified Policy could cause your other investment income to be subject to the tax. Please consult a financial professional for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Policy for state law purposes.

However, individuals in such other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender;

(2) if distributed via withdrawals, these amounts are taxed in the same manner as withdrawals; or (3) if distributed under an Annuity Payment Option, these amounts are taxed as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner or to a person that is more than 371/2 years younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The Policy is designed for use with several types of tax-qualified individual and employee-sponsored retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities (IRAs). In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of nontaxable transfer or a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin by the Required Beginning Date; (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1/2 are subject to a 10% penalty tax (unless certain exceptions apply).

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.

Distributions from SIMPLE IRAs generally are subject to the same rules that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.

Effective for tax years beginning after December 31, 2022, under the SECURE 2.0 Act of 2022, SEP IRAs and SIMPLE IRAs may now also be designated as Roth IRAs, as discussed below. Should an employee elect for their SIMPLE or SEP IRA contributions to be made to a Roth IRA, distributions from such, will be treated the same as distributions from any Roth IRA.

The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59 1/2, to pay for qualified first-time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this Policy for qualification as a Roth IRA or otherwise and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s Section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b)-plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) Policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax-exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.

Ineligible Owners—Qualified Policies

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Withdrawals—Qualified Policies

In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ in some respects from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the Policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the Required Beginning Date (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin by the Required Beginning Date.

When you pass away, if you have not named an individual beneficiary (for example, you named your estate as beneficiary or didn’t name a beneficiary at all) then generally the entire remaining balance of your qualified plan must be distributed by the end of the 5th year following your death (and if required distributions began prior to your death then the remaining balance also must be distributed at least as rapidly as it was during your life). If you named an individual designated beneficiary or beneficiaries, then they must withdraw the entire account by the 10th calendar year following the year of your death. If you named an “eligible designated beneficiary” or beneficiaries, they may take their distributions over the beneficiary’s life or a period not extending beyond their life expectancy. An eligible designated beneficiary includes your surviving spouse, your minor child, a disabled individual, a chronically ill individual, or an individual who is not more than 10 years younger than you. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. Your minor child must still take remaining distributions within 10 years once they reach the age of majority. Additionally, your surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that you would have attained age 73, or the surviving spouse’s required beginning date. Additionally, if your surviving spouse is the sole beneficiary, he/she may be able to continue the Policy as his or her own following your death, if applicable tax rules permit.

The minimum distribution rules are complex and uncertain in certain respects. Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.

The Code generally requires that interest in a qualified Policy be non-forfeitable.

You should consult your legal counsel or financial professional if you are considering a Policy for use with any qualified retirement plan or arrangement.

Withholding

The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

In some cases, we may be required to withhold federal income taxes from amounts that are transferred from your Policy to a state’s unclaimed property fund. The amount transferred also may be subject to federal income tax reporting.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Possible Tax Law Changes

Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.

We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.

DISTRIBUTION

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, LLC (TCL), for the distribution and sale of the Policies. We are affiliated with TCL through common control, as we and TCL are both subsidiaries of Aegon USA.

TCL’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCL is not a member of the Securities Investor Protection Corporation.

We pay commissions to TCL, which are passed through to selling firms. (See below). We also pay TCL an “override” that is a percentage of total commissions paid on sales of our Policies which is not passed through to the selling firms and we may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the Policies. TCL may market the Policies through bank-affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCL as principal underwriter for the Policies. We pay commissions through TCL to the selling firms for their sales of the Policies.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement and the share purchased, but the commission range is from 0.25% up to 7.2% of premium payments (additional amounts may be paid as overrides to wholesalers) and from 0% up to 1.5% of policy value.

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCL may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCL and we or our affiliates may pay all or a portion of the cost of TCL’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCL with a percentage of total commissions paid on sales of our Policies and provide TCL with capital payments that are not contingent on sales.

TCL’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness, or loan guarantees.

Additional Compensation That We, TCL and/or Our Affiliates Pay to Selected Selling Firms. TCL, in connection with the sales of the Policies, may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, We, TCL and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

During 2024, in general, payments calculated as a percentage of sales ranged from 0.10% to 0.50% on sales and 0.05% to 0.15% on assets under management (AUM).

No specific charge is assessed directly to owners of the Policy to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

LEGAL PROCEEDINGS

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on Transamerica Capital, LLC’s ability to perform under its principal underwriting agreement or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements are included in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Policy. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.

OTHER INFORMATION

Sending Forms and Transaction Requests in Good Order

Oral requests may be made by contacting the Transamerica Customer Care Group at (800) 525-6205. Written requests may be made by mailing to Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C St. SW, Cedar Rapids, IA 52499.

We cannot process your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the accounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; social security number or taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Telephone and Electronic Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.

We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us, and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative(’s), can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. If the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all Owners’ privileges.

Timing of Payments

Payment of any amount due from the Policy for a Surrender, withdrawal, or death proceeds will generally occur within seven days from the date we receive in good order all required information. We may defer payments or transfers from the Policy if:

•	The New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•	An emergency exists as defined by the Securities and Exchange Commission (SEC) or the SEC requires that trading be restricted; or
•	The SEC permits a delay for the protection of Owners.

When permitted by law, we may defer payment of any withdrawals or Surrender proceeds from the Policy for up to 6 months from the date we receive your request. If the Owner or Annuitant dies after the request is received, but before the request is processed, the request will be processed before the death proceeds are determined. Interest may be paid on any amount deferred for 30 days or more, based on the Index Account Option(s) selected. For amounts allocated to the Fixed Account and Fixed Holding Account and the Performance Lock Account, the interest rate will be the guaranteed minimum effective annual interest rate specified by the Policy, unless otherwise required by law. If we delay payment of any transactions as noted above, we will disclose to you the specified date on which the above transactions will be effective and the reason for the delay.

We may defer payment of any amount until your premium payment check has cleared your bank.

Adjustments for Index Splits

Adjustments may be made to Index Values so that any Index performance calculations are not affected by an Index stock or other split (a multiplying or dividing of an Index’s share count that affects the Index’s price).

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Policy to government agencies or departments.

Contract Terms

The entire contract between you and the Company consists of the Policy and any applications, endorsements, or riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted. No change to the contract is valid unless made in writing by us and approved by one of our authorized officers.

No registered representative has authority to change or waive any provision of the policy.

Regulatory Modifications to Policy

We reserve the right to amend the Policy, including any riders or endorsements, as necessary to comply with specific direction provided by our state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements. The Policy is intended to qualify as an annuity contract for federal income tax purposes. The provisions of the Policy are to be interpreted to maintain such qualification, notwithstanding any other provisions to the contrary. To maintain such tax qualification, we reserve the right to amend the Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain such tax qualification or to conform the Policy to any applicable changes in the tax qualification requirements. Any such amendment will be filed with and approved by the appropriate regulatory authorities prior to use. We will send you a copy in the event of any such amendment. If you refuse such an amendment, you must provide Written Notice to us, and your refusal may result in adverse tax consequences.

Certain Offers

We may pay you more than your then current Policy Value for your voluntary participation in certain promotional offerings. We will notify you of the terms of any such programs.

Age or Sex Corrections and Evidence of Survival

We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Policy are made, including annuity payments. If the age and/or sex of the Annuitant or Owner is incorrectly stated, we will base any such payment on the Annuitant’s or Owner’s correct age and/or sex, if applicable. If required by law to ignore differences in the sex of the Annuitant, annuity payments will be determined using the unisex factors. Any underpayment made by us will be paid with the next payment. Any overpayment by us will be deducted from future payments. Any underpayment or overpayment will include annual interest at a rate of 1% per year, from the date of the underpayment or overpayment to the date of the adjustment. We have the right to reasonably require satisfactory evidence that a person is alive if a payment is based on that person being alive.

Rights of Ownership

You, as Owner of the Policy, exercise all rights under the Policy. For example, subject to limitations, you can assign this Policy with our consent, Surrender the Policy to us, amend or modify the Policy with our consent, receive annuity payments or name a Payee to receive the payments, and exercise every other right and benefit contained in the Policy. The use of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of the spouse in a community or marital property state. Unless we have been notified of a community or marital property interest in this Policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry. We reserve the right to refuse our consent on a non-discriminatory basis with respect to any action under the Policy that requires our consent.

Change of Ownership

You can change the Owner of this Policy from yourself to a new Owner with our consent. We reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send Written Notice, to our Administrative Office, which contains all necessary information to make the change. Any Owner change made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our consent. No change will apply to any payment we made before the Written Notice was received. We may require that the change be endorsed in the Policy. Changing the Owner does not change the beneficiary or the Annuitant. A change of ownership may result in adverse tax consequences.

Change of Annuitant

Once this Policy is issued, generally, the Annuitant cannot be changed. In certain circumstances the Annuitant can be changed, such as when the Policy is transferred pursuant to a divorce or when a Policy is continued by a surviving spouse.

Assignment

This Policy may be assigned with our consent. To extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send written requests, to our Administrative Office, which contains all necessary information to make the change. Any assignment made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our prior approval. We assume no responsibility for the validity of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. Assignment of this Policy may result in adverse tax consequences.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement, or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for Owners, the Annuitant, beneficiaries, Payees, and other relevant parties. Such updates should be communicated in a form and manner satisfactory to us.

Reports to Owners

We will give you a report at least once each Policy Year. This report will show any information required by law or regulation and will be mailed to your last known address as shown in our records or otherwise provided to you according to your preferences. The information provided will be as of a date not more than four months prior to the date of the mailing. We will provide copies of the report available to you upon written or oral request at no additional cost.

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

INDEX ACCOUNT OPTIONS

The following is a list of Index Account Options currently available under the Policy. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with Written Notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at transamerica.com/individual/annuities/registered-index-linked-annuities.

Note: If amounts are removed from an Index Account Option before the end of its Crediting Period, we will apply an Interim Value adjustment. This may result in a significant reduction in your Policy value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.

See INDEX ACCOUNT OPTIONS in the prospectus for a description of the Index Account Options’ features. See EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENTS for more information about Interim Value Adjustments.

Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 5.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Rate: No lower than 4.50%
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 10.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Rate: No lower than 9.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Rate: No lower than 30.00%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Rate: No lower than 24.00%

[1]

This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 5.00%) (subject to our right of Index substitution).

An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

In the future, if we offer a new Index Account Option:

•	The lowest Cap Rate that may be established under the Policy is 3.0%.

We reserve the right to offer new Index Account Options with Downside Protection Types other than Buffer, and Growth Opportunity Types other than Cap, in the future.

FIXED ACCOUNT OPTION

The following is the Fixed Account Option currently available under the Policy. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with Written Notice before doing so. See FIXED ACCOUNT OPTION in the prospectus for a description of the Fixed Account Option’s features. If amounts are withdrawn from the Fixed Account Option before the end of the Surrender Charge period we will apply a Surrender Charge, this will result in a reduction in your Policy value which may be significant.

A-1

Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	1.00%[1]
[1]	The guaranteed minimum effective annual interest rate will be established on the Policy Date and will be 1.00% or the guaranteed minimum interest rate required by state law, whichever is greater.

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APPENDIX B

ADDITIONAL INDEX INFORMATION

S&P 500® INDEX

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Transamerica Financial Life Insurance Company (TFLIC). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx®, and CDX® are trademarks of S&P Global Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by TFLIC. It is not possible to invest directly in an index. Transamerica Structured Index Advantage® Annuity NY are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Transamerica Structured Index Advantage® Annuity NY or any member of the public regarding the advisability of investing in securities generally or in Transamerica Structured Index Advantage® Annuity NY particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to TFLIC with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to TFLIC or the Transamerica Structured Index Advantage® Annuity NY. S&P Dow Jones Indices have no obligation to take the needs of TFLIC or the owners of Transamerica Structured Index Advantage® Annuity NY into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of Transamerica Structured Index Advantage® Annuity NY. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. §77k(a), or tax advisor. Inclusion of a security, commodity, crypto currency, or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency, or other asset, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY TFLIC, OWNERS OF THE TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY NY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED, AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS, OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND TFLIC OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

B-1

WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated May 1, 2025 contains more information about the Company and the Policy. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, transamerica.com/individual/annuities/registered-index-linked-annuities. For a free paper copy of the SAI, to request other information about the Policy, and to make investor inquiries call us at (800) 525-6205 or write us at:

Transamerica Financial Life Insurance Company

6400 C Street SW

Cedar Rapids, IA 52499

Reports and other information about the Insurance Company are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No. C000262002